File Nos. 33-13690
                                                                    811-5125


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ X ]

     Pre-Effective Amendment No.                                       [  ]


     Post-Effective Amendment No. 16                                   [ X ]


                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ X ]

     Amendment No. 16                                                  [ X ]


                      (Check appropriate box or boxes.)

                      DREYFUS VARIABLE INVESTMENT FUND
             (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)


           immediately upon filing pursuant to paragraph (b)
     ----
      X    on November 1, 1996 pursuant to paragraph (b)
     ----
           60 days after filing pursuant to paragraph (a)(i)
     ----
           on     (date)      pursuant to paragraph (a)(i)
     ----
           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1995 was filed on February 28, 1996.


                      DREYFUS VARIABLE INVESTMENT FUND
                Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                       Page
_________      _______                                       ____


   1           Cover Page                                     Cover

   2           Synopsis                                       *

   3           Condensed Financial Information                3

   4           General Description of Registrant              13, 31

   5           Management of the Fund                         25

   5(a)        Management's Discussion of Fund's Performance  *

   6           Capital Stock and Other Securities             31

   7           Purchase of Securities Being Offered           29

   8           Redemption or Repurchase                       29

   9           Pending Legal Proceedings                      *



Items in
Part B of
Form N-1A
---------


   10          Cover Page                                     Cover

   11          Table of Contents                              Cover

   12          General Information and History                B-38

   13          Investment Objectives and Policies             B-2

   14          Management of the Fund                         B-17

   15          Control Persons and Principal                  B-21
               Holders of Securities

   16          Investment Advisory and Other                  B-22
               Services


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                      DREYFUS VARIABLE INVESTMENT FUND
          Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                        Page
_________      _______                                        _____


   17          Brokerage Allocation                           B-33

   18          Capital Stock and Other Securities             B-38

   19          Purchase, Redemption and Pricing               B-29, B-30
               of Securities Being Offered

   20          Tax Status                                     *

   21          Underwriters                                   B-29

   22          Calculations of Performance Data               B-35

   23          Financial Statements                           B-47



Items in
Part C of
Form N-1A
_________


   24          Financial Statements and Exhibits              C-1

   25          Persons Controlled by or Under                 C-4
               Common Control with Registrant

   26          Number of Holders of Securities                C-4

   27          Indemnification                                C-5

   28          Business and Other Connections of              C-6
               Investment Adviser

   29          Principal Underwriters                         C-12

   30          Location of Accounts and Records               C-15

   31          Management Services                            C-15

   32          Undertakings                                   C-15



_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


------------------------------------------------------------------------------


PROSPECTUS                                                    NOVEMBER 1, 1996


                     DREYFUS VARIABLE INVESTMENT FUND
------------------------------------------------------------------------------
    DREYFUS VARIABLE INVESTMENT FUND (THE "FUND") IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND, THAT IS INTENDED TO BE A FUNDING VEHICLE FOR VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES") OFFERED THROUGH SEPARATE ACCOUNTS OF VARIOUS LIFE INSURANCE COMPANIES (THE "PARTICIPATING INSURANCE COMPANIES"). THE FUND PERMITS INVESTORS TO INVEST IN ELEVEN SEPARATE PORTFOLIOS (EACH, A "SERIES"), ALTHOUGH CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE FOR INVESTMENT THROUGH CERTAIN VA CONTRACTS OR VLI POLICIES OFFERED BY CERTAIN PARTICIPATING INSURANCE COMPANIES. A PURCHASER OF A VA CONTRACT OR VLI POLICY SHOULD REFER TO THE PROSPECTUS FOR HIS OR HER CONTRACT OR POLICY FOR INFORMATION AS TO WHICH PORTFOLIOS OF THE FUND ARE AVAILABLE FOR INVESTMENT THROUGH THE
CONTRACT OR POLICY. A GENERAL DESCRIPTION OF EACH SERIES IS SET FORTH ON THE FOLLOWING PAGE.
    THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT ADVISER. (CONTINUED ON NEXT PAGE)
    THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING IN A SERIES THROUGH A VA CONTRACT OR
VLI POLICY OFFERED BY A PARTICIPATING INSURANCE COMPANY. IT SHOULD BE READ
AND RETAINED FOR FUTURE REFERENCE.


    THE STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.


    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE NET ASSET VALUE OF FUNDS OTHER THAN MONEY MARKET FUNDS WILL FLUCTUATE FROM TIME TO TIME.



                                 TABLE OF CONTENTS
                                  PAGE                                          PAGE
CONDENSED FINANCIAL INFORMATION..   3     HOW TO REDEEM SHARES................   29
PERFORMANCE INFORMATION..........  11     DIVIDENDS, DISTRIBUTIONS AND TAXES..   30
DESCRIPTION OF THE FUND..........  13     GENERAL INFORMATION.................   31
MANAGEMENT OF THE FUND...........  25     APPENDIX............................   33
HOW TO BUY SHARES................  29



------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
FUND SHARES ARE AVAILABLE EXCLUSIVELY AS A FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES ISSUING VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY A PROSPECTUS FOR SUCH POLICIES OR CONTRACTS.
------------------------------------------------------------------------------
(Continued from cover page)


        The MONEY MARKET PORTFOLIO'S investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This Series invests in short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


        The CAPITAL APPRECIATION PORTFOLIO'S primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This Series invests primarily in the common stocks of domestic and foreign issuers.


        The GROWTH AND INCOME PORTFOLIO'S investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. This Series invests primarily in equity securities, debt securities and money market instruments of domestic and foreign issuers.


        The MANAGED ASSETS PORTFOLIO'S investment objective is to maximize total return, consisting of capital appreciation and current income. This Series follows an asset allocation strategy by investing in equity securities, debt securities and money market instruments of domestic and foreign issuers.


        The SMALL CAP PORTFOLIO'S investment objective is to maximize capital appreciation. This Series invests primarily in common stocks of domestic and foreign issuers. This Series will be particularly alert to companies that The Dreyfus Corporation considers to be emerging smaller-sized companies which are believed to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings.


        The SMALL COMPANY STOCK PORTFOLIO'S investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500trademark Index. This Series invests primarily in a portfolio of equity securities of small- to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500trademark Index.


        The DISCIPLINED STOCK PORTFOLIO'S investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. This Series will use quantitative statistical modeling techniques to construct a portfolio in an attempt to achieve its investment objective, without assuming undue risk relative to the broad stock market.


        The INTERNATIONAL VALUE PORTFOLIO'S investment objective is long-term capital growth. This Series invests primarily in a portfolio of publicly-traded equity securities of foreign issuers which would be characterized as "value" companies according to criteria established by The Dreyfus Corporation.


        The INTERNATIONAL EQUITY PORTFOLIO'S investment objective is to maximize capital growth. This Series invests primarily in the equity securities of foreign issuers located throughout the world.


        The QUALITY BOND PORTFOLIO'S investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This Series invests principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major U.S. banking institutions.


        The ZERO COUPON 2000 PORTFOLIO'S investment objective is to provide as high an investment return as is consistent with the preservation of capital. This Series invests primarily in debt obligations of the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, receipts and certificates for such stripped debt obligations, and stripped coupons and zero coupon securities issued by domestic corporations, which will mature on or about December 31, 2000.

                                   Page 2

                       CONDENSED FINANCIAL INFORMATION

        The information in the following tables has been audited (except where noted) by Ernst & Young LLP, the Fund's independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.


                             FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for such period indicated. This information has been derived from the Series' financial statements. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related insurance policies by the Participating Insurance Companies, the inclusion of which would reduce the Series' total investment return for each period indicated.





                                                                           MONEY MARKET PORTFOLIO
                                  -----------------------------------------------------------------------------------------------
                                                                                                                FOR THE SIX MONTH
                                                                                                                  PERIOD ENDED
                                                                     YEAR ENDED DECEMBER 31,                      JUNE 30, 1996
                                               ----------------------------------------------------------------
PER SHARE DATA:                                1990(1)       1991       1992       1993       1994       1995      (UNAUDITED)
                                                ------       ------     ------     ------     ------     ------  ----------------
  Net asset value, beginning of period.         $ 1.00       $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00        $ 1.00
                                                ------       ------     ------     ------     ------     ------        ------
  INVESTMENT OPERATIONS:
  Investment income-net................           .024         .058       .041       .032       .043       .055          .025
  DISTRIBUTIONS:
  Dividends from investment income-net.          (.024)       (.058)     (.041)     (.032)     (.043)     (.055)        (.025)
                                                ------       ------     ------     ------     ------     ------        ------
  Net asset value, end of period.......         $ 1.00       $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00        $ 1.00
                                                ======       ======     ======     ======     ======     ======        ======
TOTAL INVESTMENT RETURN................           7.27%(2)     5.99%      4.14%      3.29%      4.37%      5.66%         4.97%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets          .03%(2)       --         --         --         --        .62%          .60%(2)
  Ratio of net investment income to
  average net assets...................            7.18%(2)    5.78%      4.10%      3.23%      4.62%      5.51%         4.93%(2)
  Decrease reflected in above
  expense ratios due to undertakings
  by The Dreyfus Corporation...........          30.51%(2)     3.94%      4.25%      2.81%       .88%       .03%           --
  Net assets, end of period (000's omitted)       $741       $1,619       $790    $ 7,651    $34,728    $45,249       $50,163
(1) From August 31, 1990 (commencement of operations) to December 31, 1990.
(2) Annualized.


                                   Page 3




                                                                                        CAPITAL APPRECIATION PORTFOLIO
                                                                                 ------------------------------------------------
                                                                                                                FOR THE SIX MONTH
                                                                                                                   PERIOD ENDED
                                                                                     YEAR ENDED DECEMBER 31,       JUNE 30, 1996
                                                                                 ------------------------------
PER SHARE DATA:                                                                   1993(1)     1994       1995       (UNAUDITED)
                                                                                  -------    -------    -------  ----------------
  Net asset value, beginning of period......................                       $12.50     $13.27     $13.44        $17.71
                                                                                  -------    -------    -------       -------
  INVESTMENT OPERATIONS:
  Investment income-net.....................................                          .08        .23        .23           .13
  Net realized and unrealized gain
  on investments............................................                          .76        .17       4.27          1.86
                                                                                  -------    -------    -------       -------
  TOTAL FROM INVESTMENT OPERATIONS..........................                          .84        .40       4.50          1.99
                                                                                  -------    -------    -------       -------
DISTRIBUTIONS:
  Dividends from investment income-net......................                         (.07)      (.23)      (.23)          ._
                                                                                  -------    -------    -------       -------
  Net asset value, end of period............................                       $13.27     $13.44     $17.71        $19.70
                                                                                  =======    =======    =======       =======
TOTAL INVESTMENT RETURN.....................................                         6.74%(2)   3.04%     33.52%        11.25%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...................                          .28%(2)    .25%       .85%          .41%(2)
  Ratio of net investment income to
  average net assets........................................                         1.89%(2)   2.99%      2.08%          .82%(2)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation...................                         3.67%(2)    .86%       .02%           _
  Portfolio Turnover Rate...................................                          .01%(2)    .12%      2.81%         1.90%(2)
  Average commission rate paid(3)...........................                            _          _          _        $.0746
  Net assets, end of period (000's omitted).................                       $3,770    $16,118    $46,930       $71,774
(1) From April 5, 1993 (commencement of operations) to December 31, 1993.
(2) Not annualized.
(3) For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                 Page 4



                                                                                                  GROWTH AND INCOME PORTFOLIO
                                                                                         ----------------------------------------
                                                                                                                FOR THE SIX MONTH
                                                                                              YEAR ENDED           PERIOD ENDED
                                                                                              DECEMBER 31,         JUNE 30, 1996
                                                                                         --------------------
                                                                                             1994(1)     1995       (UNAUDITED)
                                                                                             -------    -------  ----------------
PER SHARE DATA:
  Net asset value, beginning of period...............................                         $12.50     $11.98        $18.33
                                                                                             -------    -------       -------
  INVESTMENT OPERATIONS:
  Investment income-net..............................................                            .28        .28           .16
  Net realized and unrealized gain (loss)
  on investments.....................................................                           (.43)      7.07          3.05
                                                                                             -------    -------       -------
  TOTAL FROM INVESTMENT OPERATIONS...................................                           (.15)      7.35          3.21
                                                                                             -------    -------       -------
DISTRIBUTIONS:
  Dividends from investment income-net...............................                           (.28)      (.27)         (.17)
  Dividends from net realized gain on investments....................                           (.09)      (.73)         (.20)
                                                                                             -------    -------       -------
  TOTAL DISTRIBUTIONS................................................                           (.37)     (1.00)         (.37)

                                                                                             -------    -------       -------
  Net asset value, end of period.....................................                         $11.98     $18.33        $21.17
                                                                                             =======    =======       =======
TOTAL INVESTMENT RETURN..............................................                          (1.22%)(2) 61.89%        17.53%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets............................                            .22%(2)    .92%          .42%(2)
  Ratio of net investment income to
  average net assets.................................................                           2.25%(2)   2.21%          .96%(2)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation............................                           1.28%(2)    .03%          ._
  Portfolio Turnover Rate............................................                         237.09%(2) 255.42%       147.96%(2)
  Average commission rate paid(3)....................................                            ._         ._         $.1061
  Net assets, end of period (000's omitted)..........................                         $1,040    $71,161      $156,771
(1) From May 2, 1994 (commencement of operations) to December 31, 1994.
(2) Not annualized.
(3) For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                   Page 5




                                                                               MANAGED ASSETS PORTFOLIO
                                              -----------------------------------------------------------------------------------
                                                                                                                FOR THE SIX MONTH
                                                                                                                   PERIOD ENDED
                                                                       YEAR ENDED DECEMBER 31,                    JUNE 30, 1996
                                              -----------------------------------------------------------------
PER SHARE DATA:                                1990(1)        1991        1992      1993       1994       1995     (UNAUDITED)

                                               -------      -------     -------   -------    -------    -------  ----------------
  Net asset value, beginning of period.         $10.00       $10.11      $10.76    $10.14     $12.92     $12.37        $11.70
                                               -------      -------     -------   -------    -------    -------       -------
  INVESTMENT OPERATIONS:
  Investment income-net................            .08          .41         .22       .20        .35        .51           .38
  Net realized and unrealized gain
  (loss) on investments................            .11          .66        (.11)     2.71       (.56)      (.54)          .05
                                               -------      -------     -------   -------    -------    -------       -------
  TOTAL FROM INVESTMENT OPERATIONS.....            .19         1.07         .11      2.91       (.21)      (.03)          .43
                                               -------      -------     -------   -------    -------    -------       -------
  DISTRIBUTIONS:
  Dividends from investment income-net.           (.08)        (.42)       (.31)     (.13)      (.32)      (.64)           --
  Dividends in excess of investment income-net      --           --          --        --       (.02)        --            --
  Dividends from net realized gain on investments   --           --        (.42)       --         --         --            --
                                               -------      -------     -------   -------    -------    -------       -------
  TOTAL DISTRIBUTIONS..................           (.08)        (.42)       (.73)     (.13)      (.34)      (.64)           --
                                               -------      -------     -------   -------    -------    -------       -------
  Net asset value, end of period.......         $10.11       $10.76      $10.14    $12.92     $12.37     $11.70        $12.13
                                               =======      =======     =======   =======    =======    =======       =======
TOTAL INVESTMENT RETURN................           1.85%(2)    10.60%       1.07%    28.59%     (1.56%)     (.26%)        3.68%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets          .34%(2)     1.00%        .97%      .27%       .25%       .94%         .44%(2)
  Ratio of net investment income to
   average net assets                             2.11%(2)     4.46%       1.88%     1.87%      3.54%      3.56%         1.85%(2)
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation      8.82%(2)     2.83%       1.70%     2.25%       .88%        --            --
  and Comstock Partners, Inc.
  Portfolio Turnover Rate..............             --        91.97%     118.78%    99.08%     25.96%     53.88%        50.79%(2)
  Average commission rate paid(3)......             --           --          --        --         --         --        $.0271
  Net assets, end of period (000's omitted)      $ 716       $2,179      $1,865    $7,957    $30,510    $25,272       $24,761
(1) From August 31, 1990 (commencement of operations) to December 31, 1990.
(2) Not annualized.
(3) For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                   Page 6




                                                                           SMALL CAP PORTFOLIO
                                             ------------------------------------------------------------------------------------
                                                                                                                FOR THE SIX MONTH
                                                                                                                   PERIOD ENDED
                                                                 YEAR ENDED DECEMBER 31,                           JUNE 30, 1996
                                             ------------------------------------------------------------------
PER SHARE DATA:                                1990(1)         1991        1992      1993       1994       1995     (UNAUDITED)
                                               -------      -------     -------   -------    -------    -------   ---------------
  Net asset value, beginning of period.         $10.00       $10.21      $20.60    $22.71     $34.45     $36.52        $46.13
                                               -------      -------     -------   -------    -------    -------       -------
  INVESTMENT OPERATIONS:
  Investment income-net................            .21(2)       .14(2)      .18(2)    .14        .17        .16           .06
  Net realized and unrealized gain on investments   --        15.85(2)    13.10(2)  14.93       2.50      10.54          4.86
                                               -------      -------     -------   -------    -------    -------       -------
  TOTAL FROM INVESTMENT OPERATIONS.....            .21(2)     15.99(2)    13.28(2)  15.07       2.67      10.70          4.92
                                               -------      -------     -------   -------    -------    -------       -------
  DISTRIBUTIONS:
  Dividends from investment income-net.             --         (.15)       (.15)     (.14)      (.16)      (.18)           --
  Dividends in excess of investment income-net      --           --          --      (.01)        --         --            --
  Dividends from net realized gain on investments   --        (5.45)     (11.02)    (3.18)      (.33)      (.91)           --
  Dividends in excess of net realized gain
  on investments.......................             --           --          --        --       (.11)        --            --
                                               -------      -------     -------   -------    -------    -------       -------
  TOTAL DISTRIBUTIONS..................             --        (5.60)     (11.17)    (3.33)      (.60)     (1.09)           --
                                               -------      -------     -------   -------    -------    -------       -------
  Net asset value, end of period.......         $10.21      $ 20.60      $22.71    $34.45     $36.52     $46.13        $51.05
                                               =======      =======     =======   =======    =======    =======       =======
TOTAL INVESTMENT RETURN................           2.10%(3)   159.73%      71.28%    68.31%      7.75%     29.38%        10.67%(3)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets          .34%(3)     1.16%        .94%      .25%       .55%      .83%           .40%(3)
  Ratio of net investment income to
   average net assets                             2.10%(3)      .77%        .76%      .89%      1.18%       .54%          .14%(3)
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation     84.84%(3)     3.64%       2.29%     1.79%       .52%        --            --
  Portfolio Turnover Rate..............             --       388.70%     358.27%   244.59%    106.00%     99.02%        45.13%(3)
  Average commission rate paid(4)......             --           --          --        --         --         --        $.0579
  Net assets, end of period (000's omitted)        $36       $1,554      $2,679   $18,337   $173,215   $543,281      $800,625
(1) From August 31, 1990 (commencement of operations) to December 31, 1990.
(2) Based on average shares outstanding.
(3) Not annualized.
(4) For fiscal years beginning January 1, 1996, the
Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                   Page 7




                                                                                   SMALL COMPANY STOCK PORTFOLIO
                                                                          --------------------------------------------------
                                                                              FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS)
                                                                                  TO SEPTEMBER 30, 1996 (UNAUDITED)
                                                                          --------------------------------------------------
PER SHARE DATA:
  Net asset value, beginning of period.................                                       $12.50
                                                                                             -------
  INVESTMENT OPERATIONS:
  Investment income-net................................                                          .04
  Net realized and unrealized gain
  on investments.......................................                                          .37
                                                                                             -------
  TOTAL FROM INVESTMENT OPERATIONS.....................                                          .41
                                                                                             -------
  Net asset value, end of period.......................                                       $12.91
                                                                                             =======
TOTAL INVESTMENT RETURN................................                                         3.28%(1)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..............                                          .45%(1)
  Ratio of net investment income to
  average net assets...................................                                          .31%(1)
  Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation...............                                          .08%(1)
  Portfolio Turnover Rate..............................                                        26.43%(1)
  Average commission rate paid(2)......................                                       $.0435
  Net assets, end of period (000's omitted)............                                       $7,258
(1) Not annualized.
(2) The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.







                                                                                 DISCIPLINED STOCK PORTFOLIO
                                                                          --------------------------------------------------
                                                                        FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS)
                                                                                    TO SEPTEMBER 30, 1996 (UNAUDITED)
                                                                          --------------------------------------------------
PER SHARE DATA:
  Net asset value, beginning of period.................                                       $12.50
                                                                                             -------
  INVESTMENT OPERATIONS:
  Investment income-net................................                                          .06
  Net realized and unrealized gain
  on investments.......................................                                          .97
                                                                                             -------
  TOTAL FROM INVESTMENT OPERATIONS.....................                                         1.03
                                                                                             -------
  Net asset value, end of period.......................                                       $13.53
                                                                                             =======
TOTAL INVESTMENT RETURN................................                                         8.24%(1)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..............                                          .50%(1)
  Ratio of net investment income to
  average net assets...................................                                          .57%(1)
  Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation...............                                          .08%(1)
  Portfolio Turnover Rate..............................                                        23.10%(1)
  Average commission rate paid(2)......................                                       $.0444
  Net assets, end of period (000's omitted)............                                      $11,790
(1) Not annualized.
(2) The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                   Page 8




                                                                                INTERNATIONAL VALUE PORTFOLIO
                                                                          --------------------------------------------------
                                                                        FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS)
                                                                                    TO SEPTEMBER 30, 1996 (UNAUDITED)
                                                                          --------------------------------------------------
PER SHARE DATA:
  Net asset value, beginning of period.................                                       $12.50
                                                                                             -------
  INVESTMENT OPERATIONS:
  Investment income-net................................                                          .10
  Net realized and unrealized (loss)
  on investments.......................................                                         (.16)
                                                                                             -------
  TOTAL FROM INVESTMENT OPERATIONS.....................                                         (.06)
                                                                                             -------
  Net asset value, end of period.......................                                       $12.44
                                                                                             =======
TOTAL INVESTMENT RETURN................................                                         (.48%)(1)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..............                                          .63%(1)
  Ratio of net investment income to
  average net assets...................................                                          .95%(1)
  Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation...............                                          .11%(1)
  Portfolio Turnover Rate..............................                                         8.58%(1)
  Average commission rate paid(2)......................                                       $.0396
  Net assets, end of period (000's omitted)............                                       $6,783
(1) Not annualized.
(2) The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.






                                                                                              INTERNATIONAL EQUITY PORTFOLIO
                                                                                       -------------------------------------------
                                                                                                                FOR THE SIX MONTH
                                                                                                YEAR ENDED        PERIOD ENDED
                                                                                                DECEMBER 31,      JUNE 30, 1996
                                                                                           --------------------
                                                                                             1994(1)      1995     (UNAUDITED)
                                                                                             -------    -------  ----------------
PER SHARE DATA:
  Net asset value, beginning of period...............................                         $12.50     $12.02      $12.82
                                                                                             -------    -------     -------
  INVESTMENT OPERATIONS:
  Investment income-net..............................................                            .15        .15         .10
  Net realized and unrealized gain (loss)
  on investments.....................................................                           (.40)       .74         .92
                                                                                             -------    -------     -------
  TOTAL FROM INVESTMENT OPERATIONS...................................                           (.25)       .89        1.02
                                                                                             -------    -------     -------
DISTRIBUTIONS:
  Dividends from investment income-net...............................                           (.14)      (.08)        ._
  Dividends in excess of investment income-net.......................                           (.09)      (.01)        ._
                                                                                             -------    -------     -------
  TOTAL DISTRIBUTIONS................................................                           (.23)      (.09)        ._
                                                                                             -------    -------     -------
  CAPITAL CONTRIBUTION FROM AN AFFILIATE OF THE ADVISER..............                             ._          ._        .22
                                                                                             -------    -------     -------
  Net asset value, end of period.....................................                         $12.02     $12.82      $14.06
                                                                                             =======    =======     =======
TOTAL INVESTMENT RETURN..............................................                          (2.00%)(2)  7.39%       9.67%(2, 3)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets............................                            .23%(2)   1.59%        .70%(2)
  Ratio of net investment income to
  average net assets.................................................                           1.11%(2)   1.13%        .97%(2)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation............................                           1.70%(2)    .45%        ._
  Portfolio Turnover Rate............................................                          16.75%(2)  70.22%     142.02% (2)
  Average commission rate paid (4)...................................                             ._         ._      $.0422
  Net assets, end of period (000's omitted)..........................                         $1,089     $7,672     $18,663
(1) From May 2, 1994 (commencement of operations) to December 31, 1994.
(2) Not annualized.
(3) Had the Series not had a capital contribution by The Dreyfus Corporation during the period, the total investment return would have been 7.96%.
(4)  For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                   Page 9




                                                                          QUALITY BOND PORTFOLIO
                                             ------------------------------------------------------------------------------------
                                                                                                                FOR THE SIX MONTH
                                                                                                                  PERIOD ENDED
                                                                      YEAR ENDED DECEMBER 31,                     JUNE 30, 1996
                                                ---------------------------------------------------------------
PER SHARE DATA:                                1990(1)         1991        1992      1993       1994       1995    (UNAUDITED)
                                               -------      -------     -------   -------    -------    -------  ----------------
  INVESTMENT OPERATIONS:
  Net asset value, beginning of period.         $10.00       $10.01     $10.67     $10.94     $11.81     $10.53        $11.81
                                               -------      -------     -------   -------    -------    -------       -------
  INVESTMENT OPERATIONS:
  Investment income-net................            .23          .70         .92       .76        .73        .68           .32
  Net realized and unrealized gain
   (loss) on investments                           .01          .66         .30       .88      (1.27)      1.42          (.53)
                                               -------      -------     -------   -------    -------    -------       -------
  TOTAL FROM INVESTMENT OPERATIONS.....            .24         1.36        1.22      1.64       (.54)      2.10          (.21)
                                               -------      -------     -------   -------    -------    -------       -------
  DISTRIBUTIONS:
  Dividends from investment income-net.          (.23)         (.70)       (.92)     (.76)      (.73)      (.69)         (.27)
  Dividends from net realized
  gain on investments..................             --           --        (.03)        (.01)(.01)        (.13)           _
                                               -------      -------     -------   -------    -------    -------       -------
  TOTAL DISTRIBUTIONS..................           (.23)        (.70)       (.95)      (.77)  (.74)      (.82)        (.27)
                                               -------      -------     -------   -------    -------    -------       -------
  Net asset value, end of period.......         $10.01       $10.67      $10.94    $11.81     $10.53     $11.81        $11.33
                                               =======      =======     =======   =======    =======    =======       =======
TOTAL INVESTMENT RETURN................           7.12%(2)    14.12%     12.09%     15.33%     (4.59%)    20.42%        (3.81%)(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets          .15%(2)       --          --        --         --        .81%          .80%(2)
  Ratio of net investment income
  to average net assets................           7.20%(2)     7.52%       8.54%     6.51%      7.03%      6.13%         5.80%(2)
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation    137.05%(2)    13.13%       5.33%     3.51%      1.20%       .04%           _
  Portfolio Turnover Rate..............             --           --        9.39%   110.62%     64.80%    263.53%        51.24%(3)
  Net assets, end of period (000's omitted)        $59         $410        $405    $4,706    $13,244    $37,447       $51,854
(1)  From August 31, 1990 (commencement of operations) to December 31, 1990.
(2)  Annualized.
(3)  Not annualized.


                                   Page 10




                                                                        ZERO COUPON 2000 PORTFOLIO
                                               ----------------------------------------------------------------------------------
                                                                                                               FOR THE SIX MONTH
                                                                                                                  PERIOD ENDED
                                                                    YEAR ENDED DECEMBER 31,                       JUNE 30, 1996
                                               ----------------------------------------------------------------
PER SHARE DATA:                                1990(1)        1991        1992      1993       1994       1995     (UNAUDITED)
                                               -------      -------     -------   -------    -------    -------  ----------------
  Net asset value, beginning of period.         $10.00       $10.45      $11.64    $11.77     $12.57     $11.39        $12.70
                                               -------      -------     -------   -------    -------    -------       -------
  INVESTMENT OPERATIONS:
  Investment income-net................            .22          .76         .83       .79        .69        .69           .33
  Net realized and unrealized gain
   (loss) on investments                           .45         1.25         .15       .96      (1.18)      1.31          (.50)
                                               -------      -------     -------   -------    -------    -------       -------
  TOTAL FROM INVESTMENT OPERATIONS.....            .67         2.01         .98      1.75       (.49)      2.00          (.17)
                                               -------      -------     -------   -------    -------    -------       -------
  DISTRIBUTIONS;
  Dividends from investment income-net.           (.22)        (.76)       (.84)     (.78)      (.68)      (.69)         (.28)
  Dividends from net realized
  gain on investments..................             --         (.06)       (.01)     (.17)      (.01)        --          (.02)
                                               -------      -------     -------   -------    -------    -------       -------
  TOTAL DISTRIBUTIONS..................           (.22)        (.82)       (.85)     (.95)      (.69)      (.69)         (.30)
                                               -------      -------     -------   -------    -------    -------       -------
  Net asset value, end of period.......         $10.45       $11.64      $11.77    $12.57     $11.39     $12.70        $12.23
                                               =======      =======     =======   =======    =======    =======       =======
TOTAL INVESTMENT RETURN................          20.09%(2)    20.09%       8.87%    15.19%     (3.91%)    17.95%        (2.71%)(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets          .70%(2)      .72%        .64%       --         --        .68%          .67%(2)
  Ratio of net investment income to
  average net assets...................           8.03%(2)     7.41%       7.15%     6.21%      6.04%      5.73%         5.49%(2)
  Decrease reflected in above expense ratios due
  to undertakings by The Dreyfus Corporation     81.13%(2)     5.04%       2.28%     2.43%      1.05%       .03%           _
  Portfolio Turnover Rate..............             --        42.82%       3.08%   106.35%        --      49.43%        13.39%(3)
  Net assets, end of period (000's omitted)       $155       $1,296      $1,362    $5,696    $10,913    $22,291       $28,339
(1) From August 31, 1990 (commencement of operations) to December 31, 1990.
(2) Annualized.
(3) Not annualized.




        Further information about the performance of each Series (other than the International Value, Small Company Stock and Disciplined Stock Portfolios which had not commenced operations as of December 31, 1995) is contained in such Series' annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.


                          PERFORMANCE INFORMATION
MONEY MARKET PORTFOLIO -- From time to time, the Series will advertise its yield and effective yield. It can be expected that these yields will fluctuate substantially. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Series refers to the income generated by an investment in the Series over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Series is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
CAPITAL APPRECIATION, DISCIPLINED STOCK, GROWTH AND INCOME, INTERNATIONAL EQUITY, INTERNATIONAL VALUE, MANAGED ASSETS, SMALL CAP AND SMALL COMPANY
STOCK PORTFOLIOS -- The Series may calculate performance on an average annual total return or total return basis. Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Series was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual
                                   Page 11

basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Series' performance will include the Series' average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Series has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
QUALITY BOND AND ZERO COUPON 2000 PORTFOLIOS -- For purposes of advertising, performance may be calculated on several bases, including current yield, average annual total return and/or total return.
        Current yield refers to the Series' annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period.
        Average annual total return and total return for these Series will be calculated as described above.
        In addition, the Zero Coupon 2000 Portfolio will calculate on each business day its anticipated growth rate, which is the annualized rate of growth investors may expect from the time they purchase a share until the Series' target date. The anticipated growth rate cannot be guaranteed, as it involves certain assumptions about variable factors such as reinvestment of dividends and distributions, the Series' expense ratio and its portfolio composition. The rate will vary from day-to-day due to changes in interest rates and other market factors affecting the value of such Series' investments. Furthermore, differences in the price changes of securities with different maturities can affect investment return, as can the skill of the investment adviser in managing the Series. Under certain circumstances, shareholder redemptions also could affect the anticipated growth rate. See "Description of the Fund_Investment Considerations and Risks_Special Considerations Relating to Stripped Securities."
APPLICABLE TO ALL SERIES -- Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of any Series should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The effective yield and total return for a Series should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Variable annuity contract holders and variable life insurance policy holders should consult the prospectus for their contract or policy.


        Calculations of the Series' yield or performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Comparative performance information may be used from time to time in advertising a Series' shares, including data from the Consumer Price Index, Lipper Analytical Services, Inc., IBC's Money
Fund Reporttrademark, Money Magazine, Bank Rate
                                   Page 12

Monitortrademark, N. Palm Beach, Fla. 33408, Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, Russell 2500trademark Index, Morgan Stanley Capital International World Index, the Dow Jones Industrial Average, Moody's Bond Survey Bond Index, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.


                           DESCRIPTION OF THE FUND
GENERAL
        The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by the separate accounts of Participating Insurance Companies. The VA contracts and the VLI policies are described in separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ.
        Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of a Series' assets which could adversely affect such Series' net asset value per share.
        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies will pass through voting rights to their VA contract holders and VLI policy holders.
INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES
        Each Series has a different investment objective which it pursues through separate investment policies, as described herein. The differences in objectives and policies among the Series determine the types of portfolio securities in which each Series invests, and can be expected to affect the degree of risk to which each Series is subject and each Series' yield or return. Each Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Series' outstanding voting shares. There can be no assurance that a Series' investment objective will be achieved. The types of portfolio securities in which each Series may invest are described in greater detail below and under "Appendix_Certain Portfolio Securities."


MONEY MARKET PORTFOLIO -- The Money Market Portfolio is a diversified portfolio, the investment objective of which is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Series invests in U.S. dollar denominated short-term money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign branches or foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, repurchase agreements, and high quality domestic and foreign commercial paper and other short-term corporate and bank obligations, including those with floating and variable rates of interest, issued by domestic and foreign corporations. The Series will invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. The
Series currently does not intend to invest more than 20% of its assets in foreign securities. Securities in which the Series will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. In addition, the Series may engage in lending portfolio securities and may enter into reverse repurchase agreements. See "Appendix_Investment Techniques." During normal market conditions, at least 25% of the Series' assets will be invested in bank obligations. See "Investment Considerations and Risks."


                                   Page 13


        The Money Market Portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Series uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below. In accordance with Rule 2a-7, the Series is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type the Money Market Portfolio may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group
("S&P"), Duff & Phelps Credit Rating Co. ("Duff"), Fitch Investors
Service, L.P. ("Fitch"), IBCA Limited and IBCA Inc. and Thomson
BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.


CAPITAL APPRECIATION PORTFOLIO -- The Capital Appreciation Portfolio is a diversified portfolio, the primary investment objective of which is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. During periods which Fayez Sarofim & Co. ("Sarofim"), the Series' sub-investment adviser, determines to be of market strength, the Series acts aggressively to increase shareholders' capital by investing principally in common stocks of domestic and foreign issuers, common stocks with warrants attached and debt securities of foreign governments. The Series will seek investment opportunities generally in large capitalization companies (those with market capitalizations exceeding $500 million) which Sarofim believes have the potential to experience above average and predictable earnings growth. Market capitalization of a company's stock is its market price per share times the number of shares outstanding. The Series will be alert to those foreign and domestic issuers, which it considers undervalued by the stock market in terms of current earnings, assets or growth prospects. These companies will include those that management believes have new or innovative products, services or processes which can enhance prospects for growth in future earnings. Other than in periods of anticipated market weakness, the Series will invest at least 80% of its net assets in common stocks. In periods of market weakness, the Series may adopt a temporary defensive posture to preserve shareholders' capital by investing the Series' assets in money market instruments of the type in which the Money Market Portfolio invests ("Money Market Instruments"). When market conditions warrant, all of the Series' assets may be so invested.


        The Series may invest up to 10% of the value of its assets in securities of foreign governments and foreign companies which are not publicly-traded in the United States. By investing in foreign securities, the Series seeks to further its objective of capital growth. See "Investment Considerations and Risks_Foreign Securities" below.


        In addition, the Series may engage in various investment techniques, such as lending portfolio securities and foreign currency transactions. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.


                                   Page 14


GROWTH AND INCOME PORTFOLIO -- The Growth and Income Portfolio is a non-diversified portfolio, the investment objective of which is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Series invests in equity securities, debt securities and Money Market Instruments of domestic and foreign issuers. The proportion of the Series' assets invested in each type of security will vary from time to time in accordance with The Dreyfus Corporation's assessment of economic conditions and investment opportunities.


        The equity securities in which the Series may invest consist of common stocks, preferred stocks and securities convertible into common stocks, including those in the form of Depositary Receipts, as well as warrants to purchase such securities. The Series will be particularly alert to companies which offer opportunities for capital appreciation and growth of earnings, while paying current dividends.
        The debt securities in which the Series may invest include bonds, debentures, notes, mortgage-related securities and municipal obligations. Debt securities (other than convertible debt securities) purchased by the Series must be rated at least Baa by Moody's or at least BBB by S&P, Fitch or Duff or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Debt securities rated Baa by Moody's or BBB by S&P, Fitch or Duff are considered investment grade obligations which lack outstanding investment characteristics and have speculative characteristics as well. The Series may invest up to 35% of the value of its net assets in convertible debt securities rated not lower than Caa by Moody's or CCC by S&P, Fitch or Duff, or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Debt securities rated Caa by Moody's and CCC by S&P, Fitch and Duff are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are considered to be of poor standing. See "Investment Considerations and Risks_Lower Rated Securities" below.
        While the Series does not intend to limit the amount of its assets invested in Money Market Instruments, except to the extent believed necessary to achieve its investment objective, it does not expect under normal market conditions to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest its entire portfolio in Money Market Instruments. The Series also may invest in Money Market Instruments in anticipation of investing cash positions.


        In addition, the Series may engage in various investment techniques, such as foreign currency transactions, options and futures transactions, leveraging, lending portfolio securities and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.


MANAGED ASSETS PORTFOLIO -- The Managed Assets Portfolio is a diversified portfolio, the investment objective of which is to maximize total return, consisting of capital appreciation and current income. The Series follows an asset allocation strategy by investing in equity securities, debt securities and Money Market Instruments of domestic and foreign issuers. The Series will not be managed as a balanced portfolio and is not required to maintain a portion of its investments in each of the Series' permitted investment categories at all times. The asset classes, market sectors, securities and portfolio strategies selected will be those that The Dreyfus Corporation and Comstock Partners, Inc. ("Comstock"), the Series' sub-investment adviser, believe prudent and offer the greatest potential for achieving the Series' investment objective. The asset allocation mix selected will be a primary determinant of the Series' investment performance.


        The equity securities in which the Series may invest include common stocks, preferred stocks, convertible securities and warrants. The debt securities in which the Series may invest include bonds,
                                   Page 15

debentures and notes. The Series may invest up to 60% of the value of its total assets in the securities of foreign issuers, including those issued in the form of Depositary Receipts. The Series may invest up to 20% of the value of its total net assets in securities of issuers principally located in any one foreign country, except that the Series may invest up to 35% of the value of its total net assets in securities of issuers located in any one of the following foreign countries: Australia, Canada, France, Japan, the United Kingdom or Germany. The Series may invest in the securities of companies whose principal activities are in, or governments of, emerging markets.
See "Investment Considerations and Risks-Foreign Securities" below.
        The Series generally seeks to invest in equity securities determined to offer above average potential for total return. In making this determination, factors including price-earnings ratios, cash flow and the relationship of asset value to market value of the securities will be taken into account. The Series will be alert to companies engaged in restructuring efforts, such as mergers, acquisitions and divestitures of less profitable units.
        The Series generally seeks to invest in debt securities where the yield and potential for capital appreciation of the security are considered sufficiently attractive in light of the risks of ownership of the security. In determining whether the Series should invest in particular debt securities, the factors considered may include: the price, coupon and yield to maturity; assessment of the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund and early redemption provisions. Ratings, if any, assigned to the securities by Moody's or S&P or other recognized rating agencies also will be considered. The judgment of The Dreyfus Corporation and Comstock as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a rating service. The Series is not subject to any limit on the percentage of its assets that may be invested in securities having a certain rating. Low-rated and unrated securities have special risks relating to the ability of the Series to receive timely, or perhaps ultimate, payment of principal and interest. Such securities are considered to have speculative characteristics and to be of poor quality; some obligations in which the Series may invest may be in default. See "Investment Considerations and Risks_Lower Rated Securities" below. The Series also may invest in Stripped Treasury Securities (as defined below).
        The Managed Assets Portfolio may invest up to 100% of its assets in Money Market Instruments, but at no time will the Series' investments in bank obligations, including time deposits, exceed 25% of its assets.
       To the extent permitted under the 1940 Act, the Series may invest in securities issued by closed-end investment companies which principally invest in securities of foreign issuers. The Series also may purchase to a limited extent securities representing the right to receive the capital appreciation above a certain amount, and other securities representing the right to receive dividends and all other attributes of beneficial ownership, in respect of an entity's common stock or other similar instrument. These securities typically are sold as shares in unit investment trusts.


        In addition, the Series may engage in various investment techniques, such as foreign currency transactions, options and futures transactions, lending portfolio securities and short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.



SMALL CAP PORTFOLIO -- The Small Cap Portfolio is a diversified portfolio, the investment objective of which is to maximize capital appreciation. The Series seeks out companies that The Dreyfus Corporation believes have the potential for significant growth. During periods The Dreyfus Corporation judges to be of market strength, the Series will act aggressively to increase shareholders' capital by investing principally in common stocks (some of which may be dividend paying) of domestic and foreign issuers. Under normal market conditions, the Series will invest at least 65% of its total assets in companies, both domestic
                                   Page 16

and foreign, with market capitalizations of less than $750 million at the time of purchase, which the Series believes to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Series also will make investments based on prospective economic or political changes. Further, the Series will invest in special situations such as corporate restructurings, mergers or acquisitions, thereby seeking out undervalued securities. In periods of market weakness, the Series may adopt a temporary defensive posture to preserve shareholders' capital by investing the Series' assets in Money Market Instruments. When the Series has adopted a temporary defensive posture, the entire portfolio may be so invested.


        The Series may invest up to 25% of the value of its assets in the common stocks of foreign companies which are not publicly-traded in the United States. The Series currently does not intend to invest more than 20% of its assets in foreign securities. See "Investment Considerations and Risks_Foreign Securities" below.

        The Series also may invest in debt securities rated as low as the lowest rating assigned by Moody's or S&P, and in unrated debt securities, which have special risks. See "Investment Considerations and Risks_Fixed-Income Securities" and "_Lower Rated Securities" below.


        In addition, the Series may engage in various investment techniques, such as lending portfolio securities, foreign currency transactions and, to a limited extent, short-selling. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.


SMALL COMPANY STOCK PORTFOLIO -- The Small Company Stock Portfolio is a diversified portfolio, the investment objective of which is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500trademark Index.* The Russell 2500trademark Index is composed of common stocks issued by small- and medium-sized companies, typically with market capitalizations between $100 million and $2.7 billion. The Series invests primarily in a portfolio of equity securities of small- to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500trademark Index. The Series will invest in the securities of such issuers that are considered by The Dreyfus Corporation to offer above-average growth potential. The Series also may invest in initial public offerings of stock when The Dreyfus Corporation determines that such offerings provide above-average short-term appreciation opportunities. The equity securities in which the Series invests consist of common stocks, preferred stocks and securities convertible into common stocks, including those in the form of American Depositary Receipts. The Series also may invest up to 20% of its assets in foreign securities. See "Investment Considerations and Risks_Foreign Securities" below.


        While seeking desirable investments, the Series may invest in Money Market Instruments. Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in Money Market Instruments.


        In an effort to increase returns, the Series may engage in various investment techniques, such as lending portfolio securities, foreign currency transactions, and options and futures transactions, and may enter into reverse repurchase agreements. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.


----------------------
* Russell 2500trademark is a trademark of Frank Russell Company. The Series is not sponsored, endorsed, sold or promoted by Frank Russell Company.
                                   Page 17


DISCIPLINED STOCK PORTFOLIO -- The Disciplined Stock Portfolio is a diversified portfolio, the investment objective of which is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard
 & Poor's 500 Composite Stock Price Index ("S&P 500 Index").** The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange, chosen to reflect the industries of the U.S. economy.
The Series uses quantitative statistical modeling techniques to identify equity securities which emphasize certain attributes expected to produce in the aggregate total return greater than that of the S&P 500 Index. This investment process utilizes disciplined control of fund risk and a process of rigorous security selection. The Series is not an index fund and its investments are not limited to securities of issuers in the S&P 500 Index.


        Individual security selection is the foundation of the Series' investment approach. Consistency of returns which exceed those of the S&P 500 Index and stability of the Series' asset value relative to the S&P 500 Index are primary goals of the investment process. Information from diverse sources is collected and used to construct valuation models which are combined to form a comprehensive computerized valuation ranking system identifying common stocks which appear to be over or under valued. These models include measures of actual and estimated earnings changes and relative value based on dividend discount calculations, book values to stock price ratios, earnings to stock price ratios and return on equity ratios. The computerized ranking system incorporates information from the most recent time period available to the system and categorizes individual securities within each industry according to relative attractiveness. The Dreyfus Corporation then uses the data provided by the model to construct a portfolio in an attempt to achieve the Series' investment objective, while attempting to maintain risk characteristics similar to those of the S&P 500 Index.


        Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities, consisting of common stocks, preferred stocks and securities convertible into common stocks, including those in the form of American Depositary Receipts. While seeking desirable investments, the Series may invest in Money Market Instruments. Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in Money Market Instruments.


        In an effort to increase returns, the Series may engage in various investment techniques, such as options and futures transactions. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.


INTERNATIONAL VALUE PORTFOLIO -- The International Value Portfolio is a diversified portfolio, the investment objective of which is long-term capital growth. The Series anticipates that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities principally of foreign issuers which would be characterized as "value" companies according to criteria established by The Dreyfus Corporation. Under normal market conditions, the Series expects that substantially all of its assets will be invested in securities of foreign issuers. While there are no prescribed limits on geographic asset distribution outside the United States, the Series ordinarily will seek to invest its assets in not less than three foreign countries. The Series' securities selections generally will be made without regard to an issuer's market capitalization. Equity securities consist of common stocks, convertible securities and preferred stocks.


----------------------
**"S&PRegistration Mark" and "Standard & Poor's 500 Composite Stock Price Index" are trademarks of The McGraw-Hill Companies, Inc. The Series is not sponsored, endorsed, sold or promoted by S&P or The McGraw-Hill Companies, Inc.
                                   Page 18


        The Series' investment approach is value-oriented, research-driven and risk adverse. To manage the Series, The Dreyfus Corporation classifies issuers as "growth" or "value" companies. In general, The Dreyfus Corporation believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description. In addition, The Dreyfus Corporation intends to consider broader measures of value, including operating return characteristics, overall financial health and positive changes in business momentum. This value-oriented, bottom-up investment style is both quantitative and fundamentally based, focusing first on stock selection then enhanced by country allocation guidelines.


        The Series may invest, to a limited extent, in debt securities issued by foreign governments and securities issued by closed-end investment companies. While seeking desirable investments, the Series may invest in Money Market Instruments. Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in Money Market Instruments.


        In addition, the Series may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.


INTERNATIONAL EQUITY PORTFOLIO -- The International Equity Portfolio is a non-diversified portfolio, the investment objective of which is capital growth. It is a fundamental policy of the Series that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities of foreign issuers. Equity securities consist of common stocks, convertible securities and preferred stocks. The Series also may invest in debt securities of foreign issuers that management believes, based on market conditions, the financial condition of the issuer, general economic conditions and other relevant factors, offer opportunities for capital growth. Under normal market conditions, it is expected that substantially all of the Series' assets will be invested in securities of foreign issuers. While there are no prescribed limits on geographic asset distribution outside the United States, the Series ordinarily will seek to invest its assets in no fewer than three foreign countries. The Series may invest up to 5% of its assets in securities of companies that have been in continuous operation for fewer than three years.


        The debt securities in which the Series may invest must be rated at least Baa by Moody's or at least BBB by S&P, Fitch or Duff or, if unrated, deemed to be of comparable quality by The Dreyfus Corporation. Debt securities rated Baa by Moody's or BBB by S&P, Fitch or Duff are considered investment grade obligations which lack outstanding investment characteristics and have speculative characteristics as well. See "Investment Considerations and Risks_Fixed-Income Securities" below.
        While seeking desirable equity investments, the Series may invest in Money Market Instruments. Under normal market conditions, the Series does not expect to have a substantial portion of its assets invested in Money Market Instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Series may adopt a temporary defensive posture and invest all of its assets in Money Market Instruments.


        In addition, the Series may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.


                                   Page 19


QUALITY BOND PORTFOLIO -- The Quality Bond Portfolio is a diversified portfolio, the investment objective of which is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Series invests principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major U.S. banking institutions. At least 80% of the value of the Series' net assets will consist of obligations of corporations which, at the time of purchase by the Series, are rated at least A by Moody's or S&P, or determined to be of comparable quality by The Dreyfus Corporation, and of securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Series also may invest in mortgage-related securities, municipal obligations and zero coupon securities as described herein. At least 65% of the value of the Series' net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments.


        Up to 20% of the Series' assets may consist of high grade commercial paper of U.S. issuers, certificates of deposit, time deposits and bankers' acceptances, and corporate bonds which are rated in any category lower than A by both Moody's and S&P. When deemed necessary for temporary defensive purposes or in connection with loans of portfolio securities, the Series' investment in high grade commercial paper, certificates of deposit, time deposits and bankers' acceptances may exceed 20% of its assets, although the Series currently does not intend to invest more than 5% of its assets in any one of these types of instruments. Under no circumstances will the Series invest more than 20% of its assets in corporate bonds which are rated lower than A, but in no case lower than B, by both Moody's and S&P or are unrated. In addition, the Series will invest no more than 5% of its assets in bonds rated Ba or B by Moody's and BB or B by S&P. The Series may invest up to 10% of its assets in securities of foreign issuers. See "Investment Considerations and Risks -- Foreign Securities" below.


        In addition, the Series may engage in various investment techniques, such as lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques_Lending Portfolio Securities" below and "Investment Objectives and Management Policies" in the Statement of Additional Information.


ZERO COUPON 2000 PORTFOLIO -- The Zero Coupon 2000 Portfolio is a diversified portfolio, the investment objective of which is to provide as high an investment return as is consistent with the preservation of capital. The Zero Coupon 2000 Portfolio invests in a portfolio consisting primarily (but currently not anticipated to be in excess of 55% of the Series' assets) of debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. Government trust certificates (collectively, "Stripped Treasury Securities"). See "Appendix_Certain Portfolio Securities_Stripped Treasury Securities." The Series also may purchase other zero coupon securities issued by the U.S. Government and its agencies and instrumentalities, by a variety of tax exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities"). In addition, the Series may purchase zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities"). Stripped Corporate Securities held by the Series will be rated at least Baa by Moody's or BBB by S&P. In addition, the Series may purchase stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often guaranteed subsidiaries of domestic corporations. The Series may invest up to 25% of its assets in securities of foreign issuers. At the present time, the Series does not intend to invest more than 20% of its assets in securities of foreign
                                   Page 20

issuers. See "Investment Considerations and Risks -- Foreign Securities." To the extent that a liquid secondary market is not available for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities or stripped Eurodollar obligations, the Series will invest no more than 15% of its net assets in such securities and in other securities that are illiquid. For a further discussion concerning stripped securities, including stripped Eurodollar obligations, see "Investment Considerations and Risks_Special Considerations Relating to Stripped Securities" below.


        Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and stripped Eurodollar obligations are referred to collectively herein as "Stripped Securities." The Zero Coupon 2000 Portfolio is so designated because at least 65% of the value of the Series' assets will consist of portfolio securities which will mature on or about December 31, 2000.
        In addition to investing at least 65% of its net assets in Stripped Securities, the Series will purchase interest-bearing U.S. Government securities and other Money Market Instruments held for the purpose of providing income with which to pay the expenses of the Series and to provide funds with which to meet redemption requests.
        There can be no assurance that the Series' objective can be met if Series shares are redeemed prior to maturity of the underlying Stripped Securities because market prices of the Stripped Securities before maturity will vary with changes in interest rates. Stripped Securities, including stripped Eurodollar obligations, do not make any periodic payments of interest prior to maturity and the stripping of the interest coupons causes the Stripped Securities to be offered at a substantial (or "deep") discount from their face amounts. The market value of Stripped Securities, and therefore of the shares of the Series, will fluctuate with changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund consisting of debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period to maturity.
        On December 31, 2000, the maturity date for the Zero Coupon 2000 Portfolio, the portfolio will be liquidated. Some of the Series' portfolio securities may mature up to several months earlier than the planned maturity date of the Series. Attempts will be made to match the maturity dates of the portfolio assets with the Series' maturity date as closely as possible, but securities may be purchased with earlier maturities where additional revenue for the Series may be achieved by such purchases. Prior to December 31, 2000, shareholders will be informed of the liquidation of the Series and will be offered the opportunity to exchange their investment upon maturity for another Series of the Fund. In the event the Zero Coupon 2000 Portfolio has not received instructions from shareholders as to the disposition of funds upon maturity of the Series, such funds will be invested automatically in the Money Market Portfolio.


        In addition, the Series may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information.


INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- Since each Series will pursue different types of investments, the risks of investing will vary depending on the Series selected for investment. Before selecting a Series in which to invest, the investor should assess the risks associated with the types of investments made by the Series. The net asset value per share of each Series, other than the Money Market Portfolio, should be expected to fluctuate. Investors should consider each Series as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies_Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
                                   Page 21

EQUITY SECURITIES -- (Capital Appreciation, Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets, Small Cap and Small Company Stock Portfolios) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Series' investments will result in changes in the value of its shares and thus the Series' total return to investors.
        The securities of the smaller companies in which the Series may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.
FIXED-INCOME SECURITIES -- (All Series) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by a Series, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.
        The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Managed Assets, Growth and Income, International Equity and Quality Bond Portfolios, such as those rated Baa or lower by Moody's and BBB or lower by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix_Certain Portfolio Securities_Ratings" below and "Appendix" in the Statement of Additional Information.
SPECIAL CONSIDERATIONS RELATING TO STRIPPED SECURITIES -- (Zero Coupon 2000 Portfolio and, to a limited extent, all other Series) A Stripped Security is a debt obligation that does not entitle the holder to any periodic payments of interest prior to maturity and therefore is issued and traded at a discount from its face amount. The discount from face value at which Stripped Securities are purchased varies depending on the time remaining until maturity, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. Because the discount from face value is known at the time of investment, investors holding Stripped Securities until maturity know the total amount of their investment return at the time of investment. In contrast, a portion of the total realized return from conventional interest-paying obligations comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investment's total return is uncertain even for investors holding the securities to their maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With Stripped Securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the Stripped Securities to maturity.
        Stripped Securities can be sold prior to their due date in the secondary market at their then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer, which may be more or less than the securities' value. The market prices of Stripped Securities are generally more volatile than the market prices of securities that pay interest periodically and, accordingly, are likely to respond to a greater degree to changes in interest rates than do other debt obligations having similar maturities and credit quality characteristics. As a result, the net asset value of shares of the Zero Coupon 2000 Portfolio may fluctuate over a greater range than shares of other mutual funds that invest in obligations of the U.S. Government or corporations having similar maturities but that make current distributions of interest.
                                   Page 22

        As an open-end investment company, the Zero Coupon 2000 Portfolio will be issuing new shares and will be required to redeem its shares upon the request of any shareholder at the net asset value next determined after receipt of the request. However, because of the price volatility of Stripped Securities prior to maturity, a shareholder who redeems shares may realize an amount that is less or greater than the entire amount initially invested. Accordingly, the Zero Coupon 2000 Portfolio may not be appropriate for investors that expect to have a current need for income from the investment or wish to liquidate their investment prior to December 31, 2000.
        Each year the Zero Coupon 2000 Portfolio will be required to accrue an increasing amount of income on its Stripped Securities. To maintain its tax status as a regulated investment company and to avoid imposition of excise taxes, however, the Zero Coupon 2000 Portfolio and any other Series that invests in Stripped Securities will be required to distribute dividends equal to substantially all of its net investment income, including the accrued income, derived from its Stripped Securities for which it receives no payments in cash prior to their maturity.
        The Series cannot assure that it will be able to achieve a certain level of return due to the possible necessity of having to sell certain Stripped Securities to pay expenses or dividends or to meet redemptions at times and at prices that might be disadvantageous, or, alternatively, to invest assets received from new purchases at prevailing interest rates, which would expose the Series to reinvestment risk. In addition, no assurance can be given as to the liquidity of the market for certain of these securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Fund's Board. In accordance with such guidelines, the Series' adviser will monitor the Series' investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.


LOWER RATED SECURITIES--(Growth and Income, Managed Assets, Quality Bond and, to a limited extent, Small Cap Portfolios) Each of these Series may invest a portion of its assets in higher yielding (and, therefore, higher risk) debt securities (convertible debt securities with respect to the Growth and Income Portfolio) such as those rated Ba by Moody's or BB by S&P, Fitch or Duff, or as low as those rated B by Moody's, S&P, Fitch or Duff in the case of the Quality Bond Portfolio, or as low as those rated Caa by Moody's or CCC by S&P, Fitch or Duff in the case of the Growth and Income Portfolio, or as low as the lowest rating assigned by Moody's, S&P, Fitch or Duff in the case of the Managed Assets and Small Cap Portfolios (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Series to sell certain securities or could result in lower prices than those used in calculating the Series' net asset value. See "Appendix -- Certain Portfolio Securities -- Ratings."


FOREIGN SECURITIES -- (All Series) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Series will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be
                                   Page 23

more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Series have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
        The percentage of a Series' assets which may be invested in foreign securities as noted above is not a fundamental policy and may be changed at any time without shareholder approval.
FOREIGN CURRENCY TRANSACTIONS -- (Capital Appreciation, Growth and Income, International Equity, International Value, Managed Assets, Small Cap and
Small Company Stock Portfolios) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix_Investment Techniques_Foreign Currency Transactions."
USE OF DERIVATIVES -- (Disciplined Stock, Growth and Income, International Value, International Equity, Managed Assets, Small Company Stock and Zero Coupon 2000 Portfolios) These Series may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Series may use include options and futures and, in the case of the Growth and Income Portfolio, mortgage-related securities. While Derivatives can be used effectively in furtherance of the Series' investment objective, under certain market conditions, they can increase the volatility of the Series' net asset value, can decrease the liquidity of the Series' portfolio and make more difficult the accurate pricing of the Series' portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below, and "Investment Objectives and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
BANK SECURITIES -- (Money Market Portfolio) To the extent the Money Market Portfolio's investments are concentrated in the banking industry, the Series will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Money Market Portfolio's shares could be affected by economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions. The Money Market Portfolio, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.
MUNICIPAL LEASE/PURCHASE OBLIGATIONS -- (Growth and Income and Quality Bond Portfolios) Certain municipal lease/purchase obligations in which the Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
                                   Page 24


PORTFOLIO TURNOVER -- (All Series) No Series will consider portfolio turnover to be a limiting factor in making investment decisions. Under normal market conditions, the portfolio turnover rates are anticipated to exceed 100% for the Managed Assets and Small Cap Portfolios, to be less than 100% for the Capital Appreciation, Disciplined Stock and Small Company Stock Portfolios and to be less than 150% for the Growth and Income, Quality Bond, Zero Coupon 2000, International Value and International Equity Portfolios. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions and transaction costs. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Money Market Portfolio may have a high portfolio turnover, but that should not adversely affect the Series since it usually does not pay brokerage commissions when it purchases short-term debt obligations.


NON-DIVERSIFIED PORTFOLIOS -- (Growth and Income and International Equity Portfolios) The Growth and Income and International Equity Portfolios are classified as "non-diversified" investment companies, which means that the proportion of such Series' assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each of these Series' assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Series' portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter no Series may have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.


STATE INSURANCE REGULATION -- (All Series) The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of futures contracts and short sales of securities, among other techniques. If applied to the Fund, each Series may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that each Series operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Series is offered.


SIMULTANEOUS INVESTMENT BY OTHER SERIES OR FUNDS -- (All Series) Investment decisions for each Series are made independently from those of the other Series and investment companies managed by The Dreyfus Corporation (and, where applicable, the Series' sub-investment adviser). If, however, such other Series or investment companies desire to invest in, or dispose of, the same securities as the Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Series or the price paid or received by a Series.


                           MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1996, The Dreyfus Corporation managed or administered approximately $81 billion in assets for approximately
1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.
                                   Page 25

Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $220 billion in assets as of June 30, 1996, including approximately $83 billion in proprietary mutual fund assets. As of June 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $876 billion in assets including approximately $57 billion in mutual fund assets.


        In allocating brokerage transactions for the Fund, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to one or more Series and/or to purchasers of VA contracts or VLI policies.
        The primary portfolio managers of the Series are as follows:
CAPITAL APPRECIATION PORTFOLIO -- Fayez Sarofim. He has been the Series' primary portfolio manager since the Series commenced operations and has been employed by Sarofim since 1958.
GROWTH AND INCOME PORTFOLIO -- Richard Hoey. He has been the Series' primary portfolio manager since the Series commenced operations and has been employed by The Dreyfus Corporation since April 1991.
MANAGED ASSETS PORTFOLIO -- Investment decisions are made by the Investment Policy Committee of Comstock, and no person is primarily responsible for making recommendations to that committee.
SMALL CAP PORTFOLIO -- Hilary R. Woods and Paul Kandel.  Ms. Woods and
Mr. Kandel have been the Series' primary portfolio managers since October 1996. Ms. Woods and Mr. Kandel have been employed by The Dreyfus Corporation since 1987 and 1994, respectively. Prior to joining The Dreyfus Corproation, Mr. Kandel was a manager at Ark Asset Management for two years; prior thereto, he was an Assistant Vice President at Bankers Trust Company for four years.


SMALL COMPANY STOCK PORTFOLIO -- James Wadsworth. He has been the Series' primary portfolio manager since the Series commenced operations. In addition to being a portfolio manager with The Dreyfus Corporation, Mr. Wadsworth also has been employed by Laurel Capital Advisors, an affiliate of The Dreyfus Corporation, since October 1990, and has been Chief Investment Officer of Laurel Capital Advisors since June 1994. Mr. Wadsworth also is a First Vice President of Mellon, where he has been employed since 1977.


DISCIPLINED STOCK PORTFOLIO -- Bert Mullins. He has been the Series' primary portfolio manager since the Series commenced operations. In addition to being a portfolio manager with The Dreyfus Corporation, Mr. Mullins also has been employed by Laurel Capital Advisors, an affiliate of The Dreyfus Corporation, since October 1990. Mr. Mullins also is a Vice President, Portfolio Manager and Senior Security Analyst of Mellon, where he has been employed since 1966.


INTERNATIONAL VALUE PORTFOLIO -- Sandor Cseh. He has been the Series' primary portfolio manager since the Series commenced operations and has been employed by The Dreyfus Corporation since May 1996 and by The Boston Company Asset Management, Inc., an affiliate of The Dreyfus Corporation, or its predecessor since October 1994. Prior to joining The Boston Company Asset Management, Inc., Mr. Cseh was President of Cseh International & Associates Inc., the international money management division of Cashman, Farrell & Association, and was a securities analyst with several banks.


INTERNATIONAL EQUITY PORTFOLIO -- Ronald Chapman. He has been the Series' primary portfolio manager since April 1996 and has been employed by The Dreyfus Corporation since January 1996. Prior thereto, Mr. Chapman served for ten years as Vice President of the Global Strategy and Management Group for Northern Trust Company.
                                   Page 26


QUALITY BOND PORTFOLIO -- Garitt Kono. He has been the Series' primary portfolio manager since June 1994 and has been employed by The Dreyfus Corporation since September 1992. Prior to joining The Dreyfus Corporation, Mr. Kono was Vice President--Fixed Income at The First Boston Corporation.


ZERO COUPON 2000 PORTFOLIO -- Garitt Kono. He has been the Series' primary portfolio manager since June 1994 and has been employed by The Dreyfus Corporation since September 1992.


        Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate set forth below as a percentage of the relevant Series' average daily net assets. The effective annual rate of the monthly investment advisory fee the Fund paid The Dreyfus Corporation pursuant to any undertaking in effect for the fiscal year ended December 31, 1995 (for the period April 30, 1996 (commencement of operations) through September 30, 1996 (unaudited) for the Small Company Stock, Disciplined Stock and International Value Portfolios) as a percentage of the relevant Series' average daily net assets also is set forth below:





                                                            ANNUAL RATE OF              EFFECTIVE ANNUAL
                                                         INVESTMENT ADVISORY           RATE OF INVESTMENT
        NAME OF SERIES                                       FEE PAYABLE                ADVISORY FEE PAID
        ---------------                                  --------------------          -------------------
        MONEY MARKET PORTFOLIO                                   .50%                          .47%
        GROWTH AND INCOME PORTFOLIO                              .75%                          .72%
        MANAGED ASSETS PORTFOLIO                                 .375%                         .375%
        SMALL CAP PORTFOLIO                                      .75%                          .75%
        SMALL COMPANY STOCK PORTFOLIO                            .75%                          .56%
        DISCIPLINED STOCK PORTFOLIO                              .75%                          .56%
        INTERNATIONAL VALUE PORTFOLIO                           1.00%                          .74%
        INTERNATIONAL EQUITY PORTFOLIO                           .75%                          .30%
        QUALITY BOND PORTFOLIO                                   .65%                          .61%
        ZERO COUPON 2000 PORTFOLIO                               .45%                          .42%
        CAPITAL APPRECIATION PORTFOLIO
            0 to $150 million of total assets                    .55%                          .53%
            $150 million to $300 million of total assets         .50%
            $300 million or more of total assets                 .375%




SUB-INVESTMENT ADVISERS -- With respect to the Managed Assets Portfolio, Comstock Partners, a registered investment adviser located at 10 Exchange Place, Jersey City, New Jersey 07302, serves as the Series' sub-investment adviser. Comstock Partners was formed in 1986 and, as of September 30, 1996, managed approximately $605 million in assets for other mutual funds and several discretionary accounts. Comstock Partners, subject to the supervision and approval of The Dreyfus Corporation, provides investment advisory assistance and the day-to-day management of the Managed Assets Portfolio, as well as research and statistical information under a Sub-Investment Advisory Agreement with the Fund, subject to the overall authority of the Fund's Board in accordance with Massachusetts law. For the fiscal year ended December 31, 1995, the Fund paid Comstock Partners a monthly sub-investment advisory fee at the annual rate of .375 of 1% of the value of the Managed Assets Portfolio's average daily net assets.


        With respect to the Capital Appreciation Portfolio, Sarofim, a registered investment adviser located at Two Houston Center, Suite 2907, Houston, Texas 77010, serves as the Series' sub-investment adviser. Sarofim was formed in 1958 and, as of September 30, 1996, provided investment advisory services to discretionary accounts having aggregate assets of approximately $30.2 billion. Sarofim, subject to the supervision and approval of The Dreyfus Corporation, provides investment advisory assistance and the day-to-day management of the Capital Appreciation Portfolio, as well as investment research and statis-
                                   Page 27

tical information, under a Sub-Investment Advisory Agreement with the Fund, subject to the overall authority of the Fund's Board in accordance with Massachusetts law. Under the terms of the Sub-Investment Advisory Agreement with respect to the Capital Appreciation Portfolio, the Fund has agreed to pay Sarofim a monthly fee at the annual rate set forth below as percentage of Capital Appreciation Portfolio's average daily net assets. The effective annual rate of the monthly sub-investment advisory fee the Fund paid Sarofim for the fiscal year ended December 31, 1995, as a percentage of Capital Appreciation Portfolio's average daily net assets also is set forth below:




                                                                                                   EFFECTIVE ANNUAL RATE OF
                                                                  ANNUAL RATE OF SUB-INVESTMENT    SUB-INVESTMENT ADVISORY
        CAPITAL APPRECIATION PORTFOLIO                                ADVISORY FEE PAYABLE              AGREEMENT PAID
        ________________________________________________         ----------------------------      -------------------------
        0 to $150 million of total assets                                   .20%                            .20%
        $150 million to $300 million of total assets                        .25%
        $300 million or more of total assets                                .375%




        With respect to the International Equity Portfolio, from May 2, 1994, (commencement of operations) through March 31, 1996, The Dreyfus Corporation engaged M&G Investment Management Limited ("M&G"), a registered investment adviser located at Three Quays Tower Hill, London EC3R 6BQ, England, to serve as the Series' sub-investment adviser. For the fiscal year ended December 31, 1995, The Dreyfus Corporation paid M&G a monthly sub-investment advisory fee at the annual rate of .30 of 1% of the value of the International Equity Portfolio's average daily net assets. Effective April 1, 1996, the Sub-Investment Advisory Agreement between The Dreyfus Corporation and M&G was terminated.


EXPENSES -- All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by The Dreyfus Corporation or a sub-investment adviser. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or any sub-investment adviser or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Series.


        From time to time, The Dreyfus Corporation (and, with respect to the Managed Assets Portfolio and Capital Appreciation Portfolio, Comstock Partners and Sarofim, respectively) may waive receipt of its fees and/or voluntarily assume certain expenses of a Series, which would have the effect of lowering the expense ratio of that Series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation (or, with respect to the Managed Assets Portfolio or Capital Appreciation Portfolio, Comstock Partners or Sarofim, respectively) at a later time for any amounts it may waive nor will the Fund reimburse The Dreyfus Corporation (or, with respect to the Managed Assets Portfolio or Capital Appreciation Portfolio, Comstock Partners or Sarofim, respectively) for any amounts it may assume.
DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. 02940-9671.


                                   Page 28


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, serves as the Fund's Custodian with respect to the International Equity, International Value, Managed Assets and Money Market Portfolios. Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian with respect to the Capital Appreciation, Growth and Income, Quality Bond, Small Cap, Zero Coupon 2000, Small Company Stock and Disciplined Stock Portfolios.


                              HOW TO BUY SHARES
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. Individuals may not place orders directly with the Fund. See the prospectus of the separate account of the Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in specific portfolios of the Fund. The Fund does not issue share certificates.
        Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the applicable Series determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. VA contract holders and VLI policy holders should refer to the prospectus for their contracts or policies in this regard.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of each Series (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Zero Coupon 2000 and Quality Bond Portfolios' investments are valued each business day by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. The Money Market Portfolio uses the amortized cost method of valuing its investments. The Disciplined Stock, Managed Assets, Capital Appreciation, International Equity, International Value, Growth and Income, Small Cap and Small Company Stock Portfolios' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing each Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
                          HOW TO REDEEM SHARES
        Series shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. Individuals may not place redemption orders directly with the Fund. Redemption requests from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the
                                   Page 29

Participating Insurance Company will be effected at the net asset value of the applicable Series determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders should consult their Participating Insurance Company in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.
                    DIVIDENDS, DISTRIBUTIONS AND TAXES
MONEY MARKET PORTFOLIO -- Declares dividends from net investment income on each day that the Fund determines its net asset value. Dividends usually are paid on the last calendar day of each month. The earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day.
ZERO COUPON 2000 AND QUALITY BOND PORTFOLIOS -- Declare and pay dividends from net investment income monthly.
GROWTH AND INCOME PORTFOLIO -- Declares and pays dividends from net investment income quarterly.
CAPITAL APPRECIATION, DISCIPLINED STOCK, INTERNATIONAL EQUITY, INTERNATIONAL VALUE, MANAGED ASSETS, SMALL CAP AND SMALL COMPANY STOCK PORTFOLIOS --
Declare and pay dividends from net investment income annually.
APPLICABLE TO ALL SERIES -- Under the Internal Revenue Code of 1986, as amended (the "Code"), each Series of the Fund is treated as a separate entity for purposes of qualification and taxation as a regulated investment company. Each Series will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Series will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected. Shares begin earning dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends from net investment income (including discount recognized as ordinary income, if any), together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
                                   Page 30

        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements.
 If a Series satisfies certain conditions, a segregated asset account owning shares of the Series will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Series. Each Series intends to satisfy the requisite conditions so that the shares of the Series owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments.


        Management of the Fund believes that each Series (other than the Disciplined Stock, International Value and Small Company Stock Portfolios which had not commenced operations as of December 31, 1995) has qualified for the fiscal year ended December 31, 1995 as a "regulated investment company" under the Code. Each Series intends to continue to so qualify if such qualification is in the best interests of its shareholders. It is expected that each of the Disciplined Stock, International Value and Small Company Stock Portfolios will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Series may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of investment income and capital gains. Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.


                           GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated October 29, 1986, and commenced operations on August 31, 1990. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting actions from policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the prospectus for the VA contract or VLI policy for information in respect of voting.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.
        To date, the Board has authorized the creation of eleven Series of shares. All consideration received by the Fund for shares of one of the Series, and all assets in which such consideration is invested, will belong to that Series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Series would be treated separately from those of the other Series. The Fund has the ability to create, from time to time, new series without shareholder approval.
        Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss
                                   Page 31

on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As described under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account. Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 516-338-3300.
        Owners of VLI policies and VA contracts issued by Participating Insurance Companies for which shares of one or more Series are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent public auditors. Each report will show the investments owned by the Fund and the market values thereof as determined by the Fund's Board and will provide other information about the Fund and its operations.
                                   Page 32

                                  APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS -- (Capital Appreciation, Growth and Income, Managed Assets, Small Company Stock, International Equity and International Value Portfolios) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Series has agreed to buy or sell; to hedge the U.S. dollar value of securities the Series already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Series' purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Series' success in these transactions will depend principally on The Dreyfus Corporation's (and, where applicable, the Series' sub-investment adviser's) ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
SHORT-SELLING -- (Growth and Income and, to a limited extent, Managed Assets and Small Cap Portfolios) In these transactions, the Series sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series, which would result in a loss or gain, respectively.
        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Series' net assets. The Series may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Series' net assets. The Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.
        The Growth and Income Portfolio also may make, and the Managed Assets and Small Cap Portfolios only may make, short sales "against the box," in which the Series enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Series' net assets be in deposits on short sales against the box.
BORROWING MONEY -- (All Series) Each Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. Each Series, other than the Growth and Income Portfolio, currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Series' total assets, the Series will not make any additional investments. In addition, the Money Market and Small Company Stock Portfolios may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below. LEVERAGE -- (Growth and Income and, to a limited extent, Money Market and Small Company Stock Portfolios) Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be limited to 331/3% of the value of the Series' total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
                                   Page 33

        The Series may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Series of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Series retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Series repurchases the security at principal plus accrued interest. Except for these transactions, the Growth and Income Portfolio's borrowings generally will be unsecured.
USE OF DERIVATIVES -- (Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets, Small Company Stock and Zero Coupon 2000 Portfolios) The Series may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Series' performance.


        If the Series invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. The Series also could experience losses if its Derivatives were poorly correlated with its other investments or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


        Although neither the Fund nor any Series will be a commodity pool, Derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which the Series can invest in certain Derivatives. The Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Series may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Series may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Series may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Series will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES -- (All Series) Each Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% (20% with respect to the Managed Assets and Zero Coupon 2000 Portfolios and
                                   Page 34

10% with respect to the Capital Appreciation, Small Cap and Quality Bond Portfolios) of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Series at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series.


FORWARD COMMITMENTS -- (All Series) Each Series may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Series enters into the commitment, but the Series does not make payment until it receives delivery from the counterparty. The Series will commit to purchase such securities only with the intention of actually acquiring the securities, but the Series may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Series consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.


CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES -- (Capital Appreciation, Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets, Small Cap and Small Company Stock Portfolios) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
WARRANTS -- (Capital Appreciation, Growth and Income, International Equity, International Value, Managed Assets, Small Cap and Small Company Stock Portfolios) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Series may invest up to 5% (2% in the case of the Managed Assets, Capital Appreciation and Small Cap Portfolios) of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Series that are sold in units with, or attached to, other securities. Included in such amount, but not exceed 2% of the value of the Series' net assets, may be warrants which are not listed on the New York or American Stock Exchange.


MORTGAGE-RELATED SECURITIES -- (Growth and Income Portfolio) Mortgage-related securities are a form of Derivative collateralized by pools of mortgages. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. As with other interest-bearing securities, the prices of certain mortgage-related securities are
                                   Page 35

inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Series. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's stated maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Series' mortgage-related securities to decrease broadly, the Series' effective duration, and thus sensitivity to interest rate fluctuations, would increase. For further discussion concerning the investment considerations involved, see "Description of the Fund_Investment Considerations and Risks_Fixed-Income Securities" and "Illiquid Securities" below.


MUNICIPAL OBLIGATIONS -- (Growth and Income and Quality Bond Portfolios) Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Series also may acquire call options on specific municipal obligations. The Series generally would purchase these call options to protect the Series from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.
        While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Series investments. Dividends received by shareholders on Series shares which are attributable to interest income received by the Series from municipal obligations generally will be subject to Federal income tax. The Series will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Series investments. The Series currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval. DEPOSITARY RECEIPTS -- (Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets and Small Company Stock Portfolios) The Series may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- (All Series) Each Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation
                                   Page 36

(and, if applicable, the Series' sub-investment adviser) to be of comparable quality to the other obligations in which the Series may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
MONEY MARKET INSTRUMENTS -- (All Series) Each Series may invest in the following types of Money Market Instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund -- Investment Considerations and Risks -- Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation (and, if applicable, the Series' sub-investment adviser) to be of comparable quality to those rated obligations which may be purchased by the Series.
                                   Page 37

        PARTICIPATION INTERESTS. The Series may purchase from financial institutions participation interests in securities in which the Series may invest. A participation interest gives the Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Series may invest.
INVESTMENT COMPANIES -- (Managed Assets and Small Company Stock Portfolios) The Series may invest in securities issued by investment companies. Under the 1940 Act, the Series' investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Series' total assets with respect to any one investment company and (iii) 10% of the Series' total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.
STRIPPED TREASURY SECURITIES -- (Zero Coupon 2000 Portfolio and, to a limited extent, all other Series) Stripped Treasury Securities are U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually), interest coupons that have been stripped from such U.S. Treasury securities, and receipts and certificates for such stripped debt obligations and stripped coupons.
        Stripped bonds and stripped coupons are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security.
        Stripped Treasury Securities will include one or more of the following types of securities: (a) U.S. Treasury debt obligations originally issued as bearer coupon bonds which have been stripped of their unmatured interest coupons, (b) coupons which have been stripped from U.S. Treasury bonds, either of which may be held through the Federal Reserve Bank's book entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or "Coupon Under Book-Entry Safekeeping" ("CUBES"), and (c) receipts or certificates for stripped U.S. Treasury debt obligations evidencing ownership of future interest or principal payments on U.S. Treasury notes or bonds which are direct obligations of the United States. The receipts or certificates must be issued in registered form by a major bank which acts as custodian and nominal holder of the underlying stripped U.S. Treasury obligation (which may be held by it either in physical or in book-entry form). See "Investment Objectives and Management Policies_Portfolio Securities" in the Statement of Additional Information. STRIPPED CORPORATE SECURITIES -- (Growth and Income, International Equity, Managed Assets, Quality Bond and Zero Coupon 2000 Portfolios) Stripped Corporate Securities consist of corporate debt obligations issued by domestic corporations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons. Stripped Corporate Securities purchased by the Managed Assets, Growth and Income, International Equity or Quality Bond Portfolios will bear ratings comparable to non-stripped corporate obligations that may be purchased by such Series. Stripped Corporate Securities purchased by the Zero Coupon 2000 Portfolio will be rated at least Baa by Moody's or BBB by S&P. With respect to other features of Stripped Corporate Securities, such as sales at deep discounts, see "Stripped Treasury Securities" above and "Description of the Fund_Investment Considerations and Risks_Special Considerations Relating to Stripped Securities."
                                   Page 38

ILLIQUID SECURITIES -- (All Series) Each Series may invest up to 15% (10% with respect to the Money Market Portfolio) of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-backed securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series' net assets could be adversely affected.


RATINGS -- (Growth and Income, Managed Assets, Small Cap and Quality Bond Portfolios) Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P, Fitch and Duff are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Caa by Moody's or CCC by S&P, Fitch or Duff are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.

        The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Series' ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                   Page 39
Variable
Investment
Fund

Prospectus

Registration Mark

Copy Rights 1996, Dreyfus Service Corporation
                                          VIFp110196
                                   Page 40



                      DREYFUS VARIABLE INVESTMENT FUND
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)


                              NOVEMBER 1, 1996



     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Variable Investment Fund (the "Fund"), dated November 1, 1996, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call (516) 338-3300.



     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.




                              TABLE OF CONTENTS

                                                            Page


Investment Objectives and Management Policies . . . . . . . . . .B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . . . .B-17
Investment Advisory Agreements. . . . . . . . . . . . . . . . . .B-23
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . B-29
Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . .B-29
Determination of Net Asset Value. . . . . . . . . . . . . . . . .B-30
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . .B-32
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . .B-33
Yield and Performance Information . . . . . . . . . . . . . . . .B-35
Information About the Fund. . . . . . . . . . . . . . . . . . . .B-38
Transfer and Dividend Disbursing Agent, Custodian,
   Counsel and Independent Auditors . . . . . . . . . . . . . . .B-39
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-40
Financial Statements and Reports of Independent Auditors. . . . .B-47


                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled
"Description of the Fund" and "Appendix."

Portfolio Securities

     Depositary Receipts. (Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets and Small Company Stock Portfolios). These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Repurchase Agreements. (All Series) The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Series under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Series. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Series will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Series may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

     Commercial Paper and Other Short-Term Corporate Obligations. (All Series) These instruments include variable amount master demand notes, which are obligations that permit a Series to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Series, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

     Convertible Securities. (Capital Appreciation, Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets, Small Cap and Small Company Stock Portfolios). Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Municipal Obligations. (Quality Bond and Growth and Income Portfolios) Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

     Mortgage-Related Securities--Government Agency Securities. (Growth and Income Portfolio) Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

     Mortgage-Related Securities--Government Related Securities. (Growth and Income Portfolio) Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

     Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Mortgage-Related Securities--Private Entity Securities. (Growth and Income Portfolio) These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Series or the price of the Series' shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment. The Series will not invest more than 5% of its assets in such private entity securities issued by any one issuer, including any one bank or savings and loan institution.

     Stripped Treasury Securities. (Zero Coupon 2000 Portfolio and, to a limited extent, all other Series) The U.S. Government does not issue Stripped Treasury Securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments. Investment banks also may strip U.S. Treasury securities and sell them under proprietary names. Such securities may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the Securities and Exchange Commission as U.S. Government securities for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). CUBES, like STRIPS, are direct obligations of the U.S. Government. CUBES are coupons that have previously been physically stripped from U.S. Treasury notes and bonds, but which were deposited with the Federal Reserve Bank's book-entry system and are now carried and transferable in book-entry form only. Only stripped U.S. Treasury coupons maturing on or after January 15, 1988, that were stripped prior to January 5, 1987, were eligible for conversion to book-entry form under the CUBES program.

     By agreement, the underlying debt obligations will be held separate from the general assets of the custodian and nominal holder of such securities, and will not be subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian, and the custodian will be responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest, to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

     Publicly filed documents state that counsel to the underwriters of certificates or other evidences of ownership of U.S. Treasury securities have stated that for Federal tax and securities purposes, purchasers of such certificates most likely will be deemed the beneficial holders of the underlying U.S. Government securities, which are payable in full at their stated maturity amount and are not subject to redemption prior to maturity.

See "Description of the Fund--Investment Considerations and Risks--Special Considerations Relating to Stripped Securities" in the Prospectus.

     Illiquid Securities. (All Series) When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, a Series will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Series' decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Series pursuant to Rule 144A under the Securities Act of 1933, as amended, the Series intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the relevant Series' investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Series' investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Management Policies


     Leverage. (Growth and Income and, to a limited extent, Money Market and Small Company Stock Portfolios) For borrowings for investment purposes, the 1940 Act requires the Series to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Series may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Series also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent a Series enters into a reverse repurchase agreement, the Series will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by a Series.




     Short-Selling. (Growth and Income and, to a limited extent, Managed Assets and Small Cap Portfolios). Until a Series closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.



     Lending Portfolio Securities. (All Series) In connection with its securities lending transactions, a Series may return to the borrower or a third party which is unaffiliated with the Series, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Series must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;
(3) the Series must be able to terminate the loan at any time; (4) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Series may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     Derivatives. (Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets, Small Company Stock and Zero Coupon 2000 Portfolios) A Series may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Series to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager (or, if applicable, the Series' sub-investment adviser) will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by a Series. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. (Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets, Small Company Stock and Zero Coupon 2000 Portfolios) A Series may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, if permitted in the Fund's Prospectus, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Series might realize in trading could be eliminated by adverse changes in the exchange rate, or the Series could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Series' net assets. Although each Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Series to substantial losses.

     Successful use of futures by a Series also is subject to the ability of the Manager (or, if applicable, the Series' sub-investment adviser) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Series uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Series will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Series has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Series may have to sell such securities at a time when it may be disadvantageous to do so.


     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Series may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Series' ability otherwise to invest those assets.



Specific Futures Transactions. The Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets and Small Company Stock Portfolios may purchase and sell stock index futures contracts. A stock index future obligates the Series to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     The Growth and Income, International Equity, International Value, Managed Assets and Small Company Stock Portfolios may purchase and sell currency futures. A foreign currency future obligates the Series to purchase or sell an amount of a specific currency at a future date at a specific price.

     The Growth and Income, International Equity, International Value, Managed Assets and Zero Coupon 2000 Portfolios may purchase and sell interest rate futures contracts. An interest rate future obligates the Series to purchase or sell an amount of a specific debt security at a future date at a specific price.


Options--In General. (Disciplined Stock, Growth and Income, International Equity, Managed Assets, Small Company Stock and Zero Coupon 2000 Portfolios) The Series may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.



     A covered call option written by a Series is a call option with respect to which the Series owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Series is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Series receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Series is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. The Disciplined Stock, Growth and Income, International Equity, Managed Assets and Small Company Stock Portfolios may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     The Growth and Income, International Equity, Managed Assets and Small Company Stock Portfolios may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     The Disciplined Stock, Growth and Income, International Equity, Managed Assets and Small Company Stock Portfolios may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Series with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by a Series of options will be subject to the ability of the Manager (or, if applicable, the Series' sub-investment adviser) to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, a Series may incur losses.

     Future Developments. A Series may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Series' investment objective and legally permissible for the Series. Before entering into such transactions or making any such investment on behalf of a Series, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Forward Commitments. (All Series) Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Series to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Series is fully or almost fully invested may result in greater potential fluctuation in the value of the Series' net assets and its net asset value per share.

Investment Considerations and Risks

     Lower Rated Securities. (Growth and Income, Managed Assets, Small Cap and Quality Bond Portfolios) Each of the Growth and Income, Managed Assets, Small Cap and Quality Bond Portfolios is permitted to invest in securities (convertible debt securities with respect to the Growth and Income Portfolio) rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"). In no case, however, will the Quality Bond Portfolio invest in bonds rated lower than B by Moody's and S&P and in no case will the Growth and Income Portfolio invest in convertible debt securities rated lower than Caa by Moody's and CCC by S&P, Fitch and Duff. Such securities, though higher yielding, are characterized by risk. See "Description of the Fund--Investment Considerations and Risks--Lower Rated Securities" in the Prospectus for a discussion of certain risks and "Appendix" for a general description of Moody's, S&P, Fitch and Duff ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Series will rely on its adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by S&P, Moody's, Fitch and Duff to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Series' ability to dispose of particular issues when necessary to meet such Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid security market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the Series' portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Series may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Series has no arrangement with any persons concerning the acquisition of such securities, and the Manager (or, if applicable, the Series' sub-investment adviser) will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated Stripped Corporate Securities in which each Series other than the Quality Bond Portfolio may invest and pay-in-kind bonds in which each Series may invest up to 5% of its total assets. Stripped Corporate Securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches.

     The market prices of Stripped Corporate Securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Such Stripped Corporate Securities, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the relevant Series will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Series may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

Investment Restrictions

     Capital Appreciation, Managed Assets, Money Market, Quality Bond, Small Cap and Zero Coupon 2000 Portfolios. Each of these Series (except as noted below) has adopted investment restrictions numbered 1 through 14 as fundamental policies. These restrictions cannot be changed, as to a Series, without approval by the holders of a majority (as defined in the 1940 Act) of such Series' outstanding voting shares. However, the amendment of these restrictions to add an additional Series, which amendment does not substantively affect the restrictions with respect to an existing Series, will not require approval as described in the preceding sentence. Investment restrictions numbered 15 and 16 are not fundamental policies and may be changed, as to a Series, by vote of a majority of the Fund's Board members at any time. With respect to the Capital Appreciation Portfolio, investment restrictions numbered 2 and 3, 10 through 12 and 14 are not fundamental policies and may be changed, as to that Series, by vote of a majority of the Fund's Board members at any time. Except where otherwise expressly stated, none of these Series may:

     1. Borrow money, except, with respect to each Series other than the Money Market Portfolio, to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Series' total assets); the Money Market Portfolio may borrow money only (i) from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) in connection with the entry into reverse repurchase agreements to the extent described in the Prospectus. While borrowings under (i) above exceed 5% of a Series' total assets, the Series will not make any additional investments.

     2. Sell securities short or purchase securities on margin, except that the Managed Assets and Small Cap Portfolios may engage in short sales and each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     3. Purchase or write puts and calls or combinations thereof, except as described in the Prospectus and Statement of Additional Information.

     4.  Act as an underwriter of securities of other issuers.

     5. Purchase or sell real estate or real estate investment trust securities, but each Series may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

     6. Invest in commodities, except that the Managed Assets, Capital Appreciation and Zero Coupon 2000 Portfolios may invest in futures contracts, including those related to indices, and options on futures contracts or indices, and commodities underlying or related to any such futures contracts as well as invest in forward contracts and currency options.

     7. Lend any funds or other assets except through the purchase of bonds, debentures or other debt securities, or the purchase of bankers' acceptances, commercial paper of corporations, and repurchase agreements. However, each Series may lend its portfolio securities to the extent set forth in the Prospectus. Any portfolio securities will be loaned according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     8. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Series' total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Money Market Portfolio will not invest more than 5% of its assets in the obligations of any one bank.

     9. Purchase the securities of any issuer if such purchase would cause the Series to hold more than 10% of the voting securities of such issuer. This restriction applies only with respect to 75% of such Series' total assets.

     10. Invest in the securities of a company for the purpose of exercising management or control, but the Series will vote the securities it owns as a shareholder in accordance with its views.

     11. Purchase or retain the securities of any issuer if the officers or Board members of the Fund or the officers or Directors of the Manager (and, with respect to the Managed Assets Portfolio, the officers and Directors of Comstock Partners, Inc. and, with respect to the Capital Appreciation Portfolio, the officers and Directors of Fayez Sarofim & Co.) individually own beneficially more than 1/2 of l% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     12. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.

     13. Invest, except in the case of the Money Market Portfolio, more than 25% of its total assets in the securities of issuers in any single industry; provided that for temporary defensive purposes, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Money Market Portfolio may not invest less than 25% of its assets in obligations issued by banks under normal market conditions.

     14. Purchase warrants, except each of the Capital Appreciation, Managed Assets and Small Cap Portfolios may purchase warrants not to exceed 2% of its respective net assets. For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Series in units or attached to securities shall not be included within this 2% restriction.

     15. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The Managed Assets, Capital Appreciation, Zero Coupon 2000 and Small Cap Portfolios' entry into collateral arrangements with respect to options, currency options, futures contracts, including those related to indices, and options on futures contracts or indices and arrangements with respect to initial or variation margin for futures contracts or options will not be deemed to be pledges of such Series' assets.

     16. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% (10% with respect to the Money Market Portfolio) of the value of the Series' net assets would be so invested.


                                    * * *


     Disciplined Stock, Growth and Income, International Equity, International Value and Small Company Stock Portfolios. Each of these Series has adopted investment restrictions numbered 1 through 8 as fundamental policies, and each of the Disciplined Stock, International Value and Small Company Stock Portfolios has adopted investment restrictions numbered 16 and 17 as additional fundamental policies. These restrictions cannot be changed, as to a Series, without approval by the holders of a majority (as defined in the 1940 Act) of such Series' outstanding voting shares. However, the amendment of these restrictions to add an additional Series, which amendment does not substantively effect the restrictions with respect to an existing Series, will not require approval as described in the preceding sentence. Investment restrictions numbered 9 through 15 are not fundamental policies and may be changed, as to a Series, by vote of a majority of the Fund's Board members at any time. None of these Series may:



     1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Invest in commodities, except that a Series may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Series may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Series' total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, a Series may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     6. Act as an underwriter of securities of other issuers, except to the extent a Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 4, 11 and 12 may be deemed to give rise to a senior security.

     8. Purchase securities on margin, but a Series may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     9. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.

     10. Invest in the securities of a company for the purpose of exercising management or control, but the Series will vote the securities it owns as a shareholder in accordance with its views.

     11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     12. Purchase, sell or write puts, calls or combinations thereof, except as described in the Prospectus and Statement of Additional
Information.

     13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

     14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     15. Purchase warrants in excess of 5% of its net assets. For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by a Series in units or attached to securities shall not be included within this restriction.

     The following investment restrictions numbered 16 and 17 apply only to the Disciplined Stock, International Value and Small Company Stock Portfolios. None of these Series may:

     16. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Series' total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     17. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Series' total assets.


                                    * * *


     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of a Series' shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of a Series and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Series' shares in the state involved.

     In addition, each Series has adopted the following policies as non-fundamental policies. Each Series intends (i) to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) to comply in all material respects with insurance laws and regulations that the Fund has been advised are applicable to investments of separate accounts of Participating Insurance Companies. In addition, each Series, except the Growth and Income and International Equity Portfolios, has agreed not to invest more than 10% of its total assets in the obligations of any one issuer (excluding U.S. Government securities) and to purchase no more than 10% of an issuer's outstanding securities. As non-fundamental policies, these policies may be changed by vote of a majority of the Board members at any time.


                           MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Fund

* JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.


*DAVID P. FELDMAN, Board Member.  Chairman and Chief Executive Officer of
     AT&T Investment Management Corporation. He is also a trustee of Corporate Property Investors, a real estate investment company, and a director of several mutual funds in the 59 Wall Street Mutual Funds group and of The Jeffrey Company, a private investment company. He is 56 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.



JOHN M. FRASER, JR., Board Member. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 74 years old and his address is 133 East 64th Street, New York, New York 10021.


ROBERT R. GLAUBER, Board Member.  Research Fellow, Center for Business and
     Government at the John F. Kennedy School of Government, Harvard University, since January 1992. He was Under Secretary of the Treasury for Finance at the U.S. Treasury Department, from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University. He is also a director of MidOcean Reinsurance Co., Ltd., Cooke & Bieler, Inc., investment counselors, NASD Regulation, Inc. and the Federal Reserve Bank of Boston. He is 57 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.



JAMES F. HENRY, Board Member.  President of the CPR Institute for Dispute
     Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation. He was of counsel to the law firm of Lovejoy, Wasson & Ashton from October 1975 to December 1976 and from October 1979 to June 1983, and was a partner of the firm from January 1977 to September 1979. He was President and a director of the Edna McConnell Clark Foundation, a philanthropic organization, from September 1971 to December 1976. Mr. Henry is 65 years old and his address is c/o CPR Institute for Dispute Resolution, 366 Madison Avenue, New York, New York 10017.

ROSALIND GERSTEN JACOBS, Board Member.  Director of Merchandise and
     Marketing for Corporate Property Investors, a real estate investment company. From 1974 to 1976, she was owner and manager of a merchandise and marketing consulting firm. Prior to 1974, she was a Vice President of Macy's, New York. Mrs. Jacobs is 70 years old and her address is c/o Corporate Property Investors, 305 East 47th Street, New York, New York 10017.

IRVING KRISTOL, Board Member.  John M. Olin Distinguished Fellow of the
     American Enterprise Institute for Public Policy Research, co-editor of The Public Interest magazine, and an author or co-editor of several books. From May 1981 to December 1994, he was a consultant to the Manager on economic matters; from 1969 to 1988, he was Professor of Social Thought at the Graduate School of Business Administration, New York University; and from September 1969 to August 1979, he was Henry
     R. Luce Professor of Urban Values at New York University. Mr. Kristol is 76 years old and his address is c/o The Public Interest, 1112 16th Street, N.W., Suite 530, Washington, D.C. 20036.


DR. PAUL A. MARKS, Board Member.  President and Chief Executive Officer of
     Memorial Sloan-Kettering Cancer Center. He is also a director emeritus of Pfizer, Inc., a pharmaceutical company, where he served as a director from 1978 to 1996; a director of Tularik, Inc., a biotechnology company; and a general partner of LINC Venture Lease Partners II, L.P., a limited partnership engaged in leasing. He was Vice President for Health Sciences and Director of the Cancer Center at Columbia University from 1973 to 1980; Professor of Medicine and of Human Genetics and Development at Columbia University from 1968 to 1982; and a director of Life Technologies, Inc., a life science company producing products for cell and molecular biology and microbiology, from 1986 to 1996, and of Biotechnology General, Inc., a biotechnology development company from 1992 to 1993. Dr. Marks is 69 years old and his address is c/o Memorial Sloan-Kettering Cancer Center, 1275 York Avenue, New York, New York 10021.


DR. MARTIN PERETZ, Board Member. Editor-in-Chief of The New Republic magazine and a lecturer in Social Studies at Harvard University, where he has been a member of the faculty since 1965. He is a trustee of The Center for Blood Research at the Harvard Medical School and of the Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education; and a director of LeukoSite Inc., a biopharmaceutical company. From 1988 to 1991, he was a director of Carmel Container Corporation. Dr. Peretz is 56 years old and his address is c/o The New Republic, 1220 19th Street, N.W., Washington, D.C. 20036.


BERT W. WASSERMAN, Board Member. Financial Consultant. From January 1990 to March 1995, Executive Vice President and Chief Financial Officer, and, from January 1990 to March 1993, a director of Time Warner Inc. from 1981 to 1990, he was a member of the office of the President and a director of Warner Communications, Inc. He is also a director of The New Germany Fund, Mountasia Entertainment International, Inc., the Lillian Vernon Corporation, Winstar Communications, Inc. and International Discount Telecommunications Corporation. Mr. Wasserman is 63 years old and his address is 126 East 56th Street, Suite 12 North, New York, New York 10022-3613.



     There ordinarily will be no meetings of shareholders for the purpose of electing Board members unless and until such time as less than a majority of the Board members holding office have been elected by shareholders, at which time the Board members then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board members through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Board members are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Board members when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:

                                                       Total Compensation
                                                       From Fund and
                              Aggregate                Fund Complex
Name of Board                 Compensation             Paid to Board
Member                        From Fund*               Member

Joseph S. DiMartino           $4,080                   $448,618 (93)

David P. Feldman              $3,750                   $113,783 (37)

John M. Fraser, Jr.           $3,750                   $58,606 (14)

Robert R. Glauber             $3,750                   $97,503 (20)

James F. Henry                $3,750                   $53,500 (10)

Rosalind Gersten Jacobs       $3,750                   $92,500 (20)

Irving Kristol                $3,750                   $53,500 (10)

Dr. Paul A. Marks             $3,500                   $49,427 (10)

Dr. Martin Peretz             $3,750                   $53,500 (10)

Bert W. Wasserman             $3,750                   $54,739 (10)
______________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $764 for all Board members as a group.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President,
     General Counsel and Secretary of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 32 years old.


RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 41 years old.


MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.



ELIZABETH A. BACHMAN, Vice President and Assistant Secretary.  Assistant
     Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 27 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank and Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. From August 1993 to May 1996, he attended Hofstra University School of Law. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers. He is 27 years old.



JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.






     The address of each officer of the Company is 200 Park Avenue, New York, New York 10166.


     The following shareholders are known by the Fund to own of record 5% or more of the indicated Series' shares outstanding on October 1, 1996:


Shareholder                   Series                   Percentage of
                                                       Shares

Transamerica Occidental    Growth and Income             65.20%
Life Insurance Company     International Equity          86.77%
1150 South Olive Street    Capital Appreciation          76.18%
Los Angeles, CA            Money Market                  81.33%
90015-2223                 Managed Assets                67.57%
                           Zero Coupon 2000              61.61%
                           Quality Bond                  73.16%
                           Small Cap                     17.30%
                           Disciplined Stock             32.62%
                           Small Company Stock           47.50%

First Transamerica Life    Growth and Income             19.94%
Insurance Company          International Equity          13.23%
1150 South Olive Street    Capital Appreciation          23.72%
Los Angeles, CA            Money Market                  18.22%
90015-2211                 Managed Assets                27.86%
                           Zero Coupon 2000              18.50%
                           Quality Bond                  14.91%
                           Small Cap                      6.14%
                           Disciplined Stock             21.49%
                           Small Company Stock           24.55%
                           International Value            5.62%

Providian Life and Health  Growth and Income              7.85%
Insurance Company          Zero Coupon 2000              16.25%
P.O. Box 32830             Quality Bond                   8.44%
Louisville, KY
40232-2830

Provident Mutual Life &    Growth and Income              5.08%
Annuity Company of America
P.O. Box 1717
Valley Forge, PA
19482-1717

Allomon Corporation        Disciplined Stock             45.89%
c/o Mellon Bank, N.A.      Small Company Stock           27.95%
One Mellon Bank Center     International Value           73.34%
Pittsburgh, PA
15258

Valic Separate Account A   Small Cap                     68.86%
2929 Allen Parkway
Houston, Texas
77019-2197



     A shareholder that beneficially owns, directly or indirectly, 25% or more of a Series' voting securities may be deemed to be a "control person" (as defined in the 1940 Act) of such Series.


                       INVESTMENT ADVISORY AGREEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


     The Manager provides advisory services pursuant to the Investment Advisory Agreement (the "Agreement") with the Fund dated August 24, 1994, as amended, May 23, 1996. As to each Series, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders of each Series (other than the Growth and Income, International Equity, Disciplined Stock, Small Company Stock and International Value Portfolios) on August 22, 1994 and by the shareholder of the Growth and Income and International Equity Portfolios on August 2, 1994. The Agreement was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on May 23, 1996. As to each Series, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the shares of such Series, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the 1940 Act).



     The following persons are officers and/or directors of the Manager:
W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; Philip L. Toia, Vice Chairman--Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Elie M. Genadry, Vice President--Institutional Sales; William F. Glavin, Jr., Vice President--Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey
N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Services; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.



     With respect to the Managed Assets Portfolio, the Fund has entered into a Sub-Investment Advisory Agreement (the "Comstock Sub-Advisory Agreement") with Comstock Partners, Inc. dated May 21, 1990. As to such Series, the Comstock Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940
Act) of the Series' outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Comstock Partners, Inc., by vote cast in person at a meeting called for the purpose of voting on such approval. The Comstock Sub-Advisory Agreement was approved by shareholders on July 12, 1991, and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Comstock Sub-Advisory Agreement, at a meeting held on March 11, 1996. The Comstock Sub-Advisory Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Series' outstanding voting securities, or, upon not less than 90 days' notice, by Comstock Partners, Inc. The Comstock Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of Comstock Partners, Inc.: Charles L. Minter, Vice Chairman of the Board and President; W. Troy Hottenstein, Chief Operating Officer; and Robert Ringstad, Vice President of Operations.



     With respect to the Capital Appreciation Portfolio, the Fund has entered into a Sub-Investment Advisory Agreement (the "Sarofim Sub-Advisory Agreement") with Fayez Sarofim & Co. dated August 17, 1992. As to such Series, the Sarofim Sub-Advisory Agreement is subject to annual approval by
(i) the Fund's Board or (ii) vote of a majority (as defined in the 1940
Act) of the Series' outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Fayez Sarofim & Co., by vote cast in person at a meeting called for the purpose of voting on such approval. The Sarofim Sub-Advisory Agreement was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Sarofim Sub-Advisory Agreement, at a meeting held on March 11, 1996. The Sarofim Sub-Advisory Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Series' outstanding voting securities, or, upon not less than 90 days' notice, by Fayez Sarofim & Co. The Sarofim Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of Fayez Sarofim &
Co.: Fayez S. Sarofim, Chairman of the Board and President; Raye G. White, Executive Vice President, Secretary, Treasurer and a director; Russell M. Frankel, Russell B. Hawkins, William K. McGee, Jr., Charles E. Sheedy and Ralph B. Thomas, Senior Vice Presidents; and Nancy Daniel, Frank P. Lee and James A. Reynolds, III, Vice Presidents.



     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. With respect to the Managed Assets Portfolio, Comstock Partners, Inc., and, with respect to the Capital Appreciation Portfolio, Fayez Sarofim & Co., provides day-to-day management of such Series' portfolio of investments, in each case subject to the supervision of the Manager and the Fund's Board. The Series' adviser is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Series' portfolio managers are:



Series                             Portfolio Manager

Money Market                       Bernard W. Kiernan, Jr.
                                   Patricia A. Larkin

Quality Bond                       Garitt Kono
Zero Coupon 2000                   Kevin M. McClintock
                                   Gerald E. Thunelius

Small Cap                          Thomas A. Frank
                                   Elaine Reese

Growth and Income                  Richard Hoey

International Equity               Ronald Chapman

Managed Assets                     Charles L. Minter
                                   W. Troy Hottenstein

Capital Appreciation               Russell B. Hawkins
                                   Fayez S. Sarofim

Disciplined Stock                  Bert Mullins

Small Company Stock                James Wadsworth

International Value                Sandor Cseh



     The Manager, Comstock Partners, Inc. and Fayez Sarofim & Co. maintain research departments with professional portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager, Comstock Partners, Inc. or Fayez Sarofim & Co. All purchases and sales of each Series are reported for the Board's review at the meeting subsequent to such transactions.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager (or, if applicable, the Series sub-investment advisor). The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, dividends and interest on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Comstock Partners, Inc. or Fayez Sarofim & Co., or any affiliates thereof, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Fund's Board, including, but not limited to, proportionately in relation to the net assets of each Series.

     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


     As compensation for its services, the Fund has agreed to pay the Manager a monthly fee at the annual rate set forth in the Fund's
Prospectus. The fees paid by the Fund to the Manager with respect to each Series (other than the Disciplined Stock, Small Company Stock and
International Value Portfolios) for the fiscal years ended December 31, 1993, 1994 and 1995 were as follows:



Fee Paid For
Year Ended
December 31, 1993

                         Advisory            Reduction      Net
     Series              Fee Payable         in Fee         Fee Paid

Capital Appreciation*         $ 4,494        $ 4,494         $   0
Money Market                  13,390         13,390              0
Managed Assets                11,281         11,281              0
Zero Coupon 2000              9,842          9,842               0
Quality Bond                  9,382          9,382               0
Small Cap                     45,094         45,094              0
_____________________
*    From April 5, 1993 (commencement of operations) through December 31,
1993.

Fee Paid For
Year Ended
December 31, 1994

                              Advisory            Reduction      Net
     Series                   Fee Payable         in Fee         Fee Paid

Capital Appreciation         $ 49,561             $ 49,561        $  0
Growth and Income*              5,069                5,069           0
International Equity*           5,080                5,080           0
Money Market                  108,958              108,958           0
Managed Assets                 79,001               79,001           0
Zero Coupon 2000               38,947               38,947           0
Quality Bond                   60,106               60,106           0
Small Cap                     487,316              340,893     146,423
_____________________________
*    From May 2, 1994 (commencement of operations) through December 31,
1994.

Fee Paid For
Year Ended
December 31, 1995

                             Advisory             Reduction      Net
     Series                  Fee Payable          in Fee         Fee Paid

Capital Appreciation          $157,346             $6,445      $150,901
Growth and Income              194,344              8,743       185,601
International Equity            29,314             17,393        11,921
Money Market                   187,396             10,251       177,145
Managed Assets                 108,913                  0       108,913
Zero Coupon 2000                70,948              4,371        66,577
Quality Bond                   147,830             10,017       137,813
Small Cap                    2,610,562                  0     2,610,562


     As compensation for Comstock Partners, Inc.'s services, the Fund has agreed to pay Comstock Partners, Inc. a monthly sub-advisory fee at the annual rate set forth in the Fund's Prospectus. The fees payable by the Fund to Comstock Partners, Inc. with respect to the Managed Assets Portfolio for the fiscal years ended December 31, 1993, 1994 and 1995 amounted to $11,281, $79,001 and $108,913, respectively. The sub-advisory fee payable to Comstock Partners, Inc. for fiscal 1994 was reduced by $44,151 pursuant to an undertaking in effect, resulting in a net fee paid to Comstock Partners, Inc. of $34,850 for fiscal 1994.


     As compensation for Fayez Sarofim & Co.'s services, the Fund has agreed to pay Fayez Sarofim & Co. a monthly sub-advisory fee at the annual rate set forth in the Fund's Prospectus. The fees payable by the Fund to Fayez Sarofim & Co. with respect to the Capital Appreciation Portfolio for the period April 5, 1993 (commencement of operations) through December 31, 1993 and for the fiscal years ended December 31, 1994 and 1995 amounted to $1,634, $18,022 and $57,217, respectively. However, no sub-advisory fee was paid to Fayez Sarofim & Co. for the period April 5, 1993 (commencement of operations) through December 31, 1993 or for the fiscal year ended December 31, 1994 pursuant to an undertaking then in effect.



     Prior to April 1, 1996, M&G Investment Management Limited served as sub-investment adviser for the International Equity Portfolio pursuant to a Sub-Investment Advisory Agreement with the Manager. Pursuant to such agreement, the Manager agreed to pay M&G Investment Management Limited a monthly fee at the annual rate of .30 of 1% of the value of the International Equity Portfolio's average daily net assets. For the period May 2, 1994 (commencement of operations) through December 31, 1994, no sub-advisory fee was paid by the Manager to M&G Investment Management Limited with respect to the International Equity Portfolio pursuant to an undertaking then in effect. For the fiscal year ended December 31, 1995, the Manager paid M&G Investment Management Limited a sub-advisory fee in the amount of $4,800.


     Prior to May 24, 1996, The Boston Company Asset Management, Inc. served as sub-investment adviser for the International Value Portfolio pursuant to a Sub-Investment Advisory Agreement with the Manager. Pursuant to such agreement, the Manager agreed to pay The Boston Company Asset Management, Inc. a monthly sub-advisory fee at the annual rate of .50 of 1% of the value of the International Value Portfolio's average daily net assets. For the period April 30, (commencement of operations) through May 24, 1996 (termination date of the Sub-Investment Advisory Agreement between the Manager and The Boston Company Asset Management, Inc.), no sub-advisory fee was paid by the Manager to The Boston Company Asset Management, Inc.


     Prior to May 24, 1996, Laurel Capital Advisors served as sub-investment adviser for the Disciplined Stock and Small Company Stock Portfolios pursuant to a Sub-Investment Advisory Agreement with the Manager. Pursuant to such agreement, the Manager agreed to pay Laurel Capital Advisors a monthly sub-advisory fee at the annual rate set forth below:


                                        Annual Fee as a Percentage
                                        of Average Daily Net Assets
Total Assets                            of each such Series

0 to $100 million                            .25%
$100 million to $1 billion                   .20%
$1 billion to $1.5 billion                   .15%
$1.5 billion or more                         .10%



     For the period April 30, 1996 (commencement of operations) through May 24, 1996 (termination date of the Sub-Investment Advisory Agreement between the Manager and Laurel Capital Advisors), no sub-advisory fee was paid by the Manager to Laurel Capital Advisors.


     The Manager (and, with respect to the Managed Assets Portfolio and Capital Appreciation Portfolio, Comstock Partners, Inc. and Fayez Sarofim & Co., respectively) has agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the advisory fees, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager (and, with respect to the Managed Assets Portfolio and Capital Appreciation Portfolio, Comstock Partners, Inc. and Fayez Sarofim & Co., respectively), or the Manager (and, with respect to the Managed Assets Portfolio and Capital Appreciation Portfolio, Comstock Partners, Inc. and Fayez Sarofim & Co., respectively) will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.



     The aggregate of the fees payable to the Manager (other than for the Capital Appreciation Portfolio) and Comstock Partners, Inc. is not subject to reduction as the value of a Series' assets increases.


                             PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.


                            REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."


     Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Series' net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or part in securities (which may include non-marketable securities) or other assets of the Series in case of an emergency or any time a cash distribution would impair the liquidity of the Series to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Series' portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.



     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Money Market Portfolio. The valuation of the Money Market Portfolio's securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument.


     The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Money Market Portfolio's shareholders, procedures reasonably designed to stabilize the Series' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Series' portfolio holdings by the Fund's Board, at such intervals as it deems appropriate, to determine whether the Series' net asset value per share calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Fund's Board.



     The extent of any deviation between the Money Market Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of l%, the Board members promptly will consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     Zero Coupon 2000 and Quality Bond Portfolios. Substantially all of each Series' investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of:

yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Board. Short-term investments are not valued by the Service and are carried at amortized cost, which approximates value. Other investments that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange. In the absence of reported sales of investments traded primarily on an exchange, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Investments traded in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Expenses and fees of a Series, including the advisory fee (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of shares.

     Capital Appreciation, Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets, Small Company Stock and Small Cap Portfolios. Each Series' portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Market quotations for foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of many of the Series' portfolio securities. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the advisory fees (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of shares.

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund's Board, are valued at fair value as determined in good faith by the Fund's Board. The Fund's Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fund's Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Fund's Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."


     Each Series (other than the Disciplined Stock, Small Company Stock and International Value Portfolios which had not commenced operations as of December 31, 1995) has qualified as a "regulated investment company" under the Code for the fiscal year ended December 31, 1995. It is expected that each of the Disciplined Stock, Small Company Stock and International Value Portfolios will qualify as a regulated investment company under the Code. Each Series intends to continue to so qualify as long as such qualification is in the best interests of its shareholders. As a regulated investment company, each Series will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Series must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.



     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of the Series for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized from the disposition of foreign currency, non-U.S. dollar denominated debt instruments, and certain financial futures and options, may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss realized by a Series from certain financial futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Series' taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Series characterized in the manner described above.

     Offsetting positions held by a Series involving financial futures and options may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 988 and 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" transactions may be recharacterized as ordinary income.

     If a Series were treated as entering into straddles by reason of its futures or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256 of the Code. The Series may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Series may differ. If no election is made, to the extent the straddle rules apply to positions established by the Series, losses realized by the Series will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

     Investment by a Series in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing a Series to recognize income prior to the receipt of cash payments. For example, the Series could be required to recognize annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute an amount equal to such income in order to maintain its qualification as a regulated investment company. In such case, the Series may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     Since shareholders of the Fund will be the separate accounts of Participating Insurance Companies, no discussion is included herein as to the Federal income tax consequences at the level of the holders of the VA contracts or VLI policies. For information concerning the Federal income tax consequences to such holders, see the prospectuses for such VA contracts or VLI policies.


                           PORTFOLIO TRANSACTIONS

     General. Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager (and, if applicable, the Series' sub-investment adviser) to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager (or, if applicable, the Series' sub-investment adviser) in advising other funds or accounts and, conversely, research services furnished to the Manager (or, if applicable, the Series' sub-investment adviser) by brokers in connection with other funds or accounts may be used in advising a Series. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager (and, if applicable, the Series' sub-investment adviser) that the receipt and study of such services should not reduce the overall research department expenses.

     Money Market, Quality Bond and Zero Coupon 2000 Portfolios. Purchases and sales of portfolio securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. Usually no brokerage commissions are paid by the Series for such purchases and sales. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price. No brokerage commissions were paid for the fiscal years ended December 31, 1993, 1994 and 1995. There were no concessions on principal transactions for the fiscal years ended December 31, 1993, 1994 and 1995, except that concessions on principal transactions for the Quality Bond Portfolio, where determinable, amounted to $1,250 for the fiscal year ended December 31, 1993, none of which was paid to the Distributor. The high portfolio turnover rate for the Quality Bond Portfolio in fiscal 1995 is largely attributable to the significant increase in its assets during the period.

     Capital Appreciation, Disciplined Stock, Growth and Income, International Equity, International Value, Managed Assets, Small Company Stock and Small Cap Portfolios. Brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds in the Dreyfus Family of Funds being engaged simultaneously in the purchase or sale of the same security. Certain of the Series' transactions in securities of foreign issuers may not benefit from the negotiated commission rates available for transactions in securities of domestic issuers. Higher portfolio turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated based upon knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     In connection with its portfolio securities transactions for the fiscal years ended December 31, 1993, 1994 and 1995, the Managed Assets Portfolio paid brokerage commissions of $5,937, $38,724 and $45,926, respectively, none of which was paid to the Distributor. The above figures for the Managed Assets Portfolio do not include concessions on principal transactions which, where determinable, amounted to $37,885, $21,115 and $3,165 for the fiscal years ended December 31, 1993, 1994 and 1995, respectively, none of which was paid to the Distributor.

     In connection with its portfolio securities transactions for the fiscal years ended December 31, 1993, 1994 and 1995, the Small Cap Portfolio paid brokerage commissions of $6,138, $409,523 and $1,240,756, respectively, none of which was paid to the Distributor. The above figures for the Small Cap Portfolio do not include concessions on principal transactions, which, where determinable, amounted to $311,099, $402,933 and $3,918,624 for the fiscal years ended December 31, 1993, 1994, and 1995, respectively, none of which was paid to the Distributor.

     In connection with its portfolio securities transactions for the period April 5, 1993 (commencement of operations) through December 31, 1993 and for the fiscal years ended December 31, 1994 and 1995, the Capital Appreciation Portfolio paid brokerage commissions of $3,731, $8,911 and $26,346, respectively, none of which was paid to the Distributor. The above figures for the Capital Appreciation Portfolio do not include concessions on principal transactions which, where determinable, amounted to $5,720 for the fiscal year ended December 31, 1995. There were no concessions on principal transactions for the period April 5, 1993 (commencement of operations) through December 31, 1993 and for the fiscal year ended December 31, 1994.

     In connection with portfolio securities transactions for the period May 2, 1994 (commencement of operations) through December 31, 1994 and for the fiscal year ended December 31, 1995, the Growth and Income Portfolio paid brokerage commissions of $6,175 and $277,680, respectively, none of which was paid to the Distributor. The increase in brokerage commissions paid by the Growth and Income Portfolio for fiscal 1995 is largely attributable to the significant increase in its assets in fiscal 1995. The above figures for the Growth and Income Portfolio do not include concessions on principal transactions which, where determinable, amounted to $1,006,258 for the fiscal year ended December 31, 1995, none of which was paid to the Distributor. There were no concessions on principal transactions for period May 2, 1994 (commencement of operations) through December 31, 1994.

     In connection with portfolio transactions for the period May 2, 1994 (commencement of operations) through December 31, 1994 and for the fiscal year ended December 31, 1995, the International Equity Portfolio paid brokerage commissions of $5,171 and $41,932, respectively. There were no concessions on principal transactions for these periods.


                      YIELD AND PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

     The performance figures shown below do not reflect the separate charges applicable to the variable annuity contracts and variable life policies offered by Participating Insurance Companies.







     The yield and effective yield for the seven-day period ended June 30, 1996 for the following Series were:


                                             Effective
Series                   Yield               Yield

Money Market             4.88%               5.00%



     Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Money Market Portfolio account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Series' average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Series' price per share is determined.


     The current yields for the 30-day period ended June 30, 1996 for the following Series were:


                              Current
Series                        Yield

Zero Coupon 2000              5.91%
Quality Bond                  5.87%



     Current yield is computed pursuant to a formula which operates as follows: The amount of the relevant Series' expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by such Series during the period. That result is then divided by the product of: (a) the average daily number of such Series' shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


     The average total return for the periods indicated for each of the following Series was:




                  1-year period            5-year period         5.830-year period
Series            ended June 30, 1996      ended June 30, 1996   ended June 30, 1996
Zero Coupon 2000            4.00%                10.37%            10.58%
Quality Bond                4.54%                10.06%             9.56%
Managed Assets              4.25%                 7.07%             7.10%
Small Cap                  24.64%                49.54%            52.70%





                    1-year period            3.238-year period
                    ended June 30, 1996      ended June 30, 1996

Capital Appreciation        26.84%                16.36%



                    1-year period            2.164-year period
                    ended June 30, 1996      ended June 30, 1996

Growth and Income           41.30%                33.75%
International Equity        16.14%                6.83%


                    0.419-year period
                    ended September 30, 1996

Small Company Stock          8.01%
Disciplined Stock           20.80%
International Value         (1.14)%



     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     Total return for each of the following Series for the period indicated was:




Series              August 31, 1990 (commencement of operations) to June 30, 1996
Zero Coupon 2000                      79.76%
Quality Bond                          70.28%
Managed Assets                        49.14%
Small Cap                          1,079.48%



                    April 5, 1993 (commencement of operations) to June 30, 1996

Capital Appreciation                    63.37%



                    May 2, 1994 (commencement of operations) to June 30, 1996

Growth and Income                       87.95%
International Equity                    15.42%


          April 30, 1996 (commencement of operations) to September 30, 1996

Small Company Stock                     3.28%
Disciplined Stock                       8.24%
International Value                    (0.48)%


     Total return is calculated by subtracting the amount of the relevant Series' net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.



     From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic or financial conditions, developments and/or events. From time to time advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting the rating. From time to time, advertising materials from the Fund may refer to, or include, commentary by the Fund's portfolio managers relating to their investment strategy, asset growth of the Series, current or past business, political, economic or financial conditions and other matters of general interest to shareholders.

     From time to time, the Fund may advertise that Thomas A. Frank was awarded "1994 Variable Fund Manager of the Year" by Morningstar, Inc. for managing the Fund's Small Cap Portfolio.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Series share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of any investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the rule.

     The Fund sends annual and semi-annual financial statements to all its shareholders.


             TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                      COUNSEL AND INDEPENDENT AUDITORS


     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the period December 1, 1995 (effective date of transfer agency agreement) through June 30, 1996 (unaudited), the Fund paid the Transfer Agent $314.


     The Bank of New York, 90 Washington Street, New York, New York 10286, serves as custodian of the Fund's investments with respect to the International Equity, International Value, Managed Assets and Money Market Portfolios.


     Mellon Bank, N.A., the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian with respect to the Capital Appreciation, Growth and Income, Quality Bond, Small Cap, Zero Coupon 2000, Small Company Stock and Disciplined Stock Portfolios. Under a custody agreement with the Fund, Mellon Bank, N.A. holds each such Series' securities and keeps all necessary accounts and records. For its custody services, Mellon Bank, N.A. receives a monthly fee based on the market value of each Series' assets held in custody and receives certain securities transactions charges.


     The Transfer Agent, The Bank of New York and Mellon Bank, N.A. have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.



     Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.
                                   APPENDIX

     Description of certain ratings:

S&P

Bond Ratings

                                     AAA

     Bonds rated AAA have the highest rating assigned to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                                     AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                      A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                     BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                     BB

     Bonds rated BB have less near-term vulnerability to default than other speculative grade bonds. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                      B

     Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                     CCC

     Bonds rated CCC have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                                     CC

     The rating CC is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC rating.

                                      C

     The rating C is typically applied to bonds subordinated to senior debt which is assigned an actual or implied CCC- rating.

                                      D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major ratings categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                     A-1

     This designation indicates the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                                     A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Bond Ratings

                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                      A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                     Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                     Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                      B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                     Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                     Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                      C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a rating for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                     AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                     AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                      A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                     BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                     BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                      B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                     CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                    F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                     F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Duff

Bond Ratings

                                     AAA

     Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                     AA

     Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                      A

     Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                     BBB

     Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment.
Considerable variability in risk exists during economic cycles.

                                     BB

     Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

                                      B

     Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

                                     CCC

     Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

     Plus (+) and minus (-) signs are used with a rating symbol (except
AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.


 FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS


     The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1995 for each Series (other than the Small Company Stock, Disciplined Stock and International Value Portfolios which had not commenced operations as of December 31, 1995) and Semi-Annual Report to Shareholders for the six month period ended June 30, 1996 (unaudited) for each Series are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and, with respect to the Annual Report, report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.


    Schedule III - Investment in Affiliates - December 31, 1995, Small Cap Portfolio is also incorporated by reference in this Statement of Additional Information.


Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
Statement of Investments                                                                        September 30, 1996 (Unaudited)

Common Stocks-97.8%                                                                                  Shares           Value
                                                                                                     ------          --------
                Basic Industries-  5.5%    Cooper Tire and Rubber...........................          1,700       $    36,763
                                           Dow Chemical.....................................          1,000            80,250
                                           Fort Howard......................................          1,400 (a)        34,125
                                           Goodrich (B.F.)..................................            600            27,075
                                           Kimberly-Clark...................................          1,200           105,750
                                           Lubrizol.........................................            800            23,000
                                           Mead.............................................            500            29,312
                                           Monsanto.........................................          1,150            41,975
                                           Morton International.............................          1,100            43,725
                                           Olin.............................................            300            25,200
                                           PPG Industries...................................          1,100            59,813
                                           Praxair..........................................          1,500            64,500
                                           Sealed Air.......................................            400 (a)        14,900
                                           Union Carbide....................................          1,450            66,156
                                                                                                                     --------
                                                                                                                      652,544
                                                                                                                     --------

                Capital Spending- 21.9%    AGCO.............................................          1,400            35,700
                                           Adaptec..........................................            750 (a)        45,000
                                           Altera...........................................            500 (a)        25,313
                                           Ascend Communications............................            300 (a)        19,838
                                           Atmel............................................          1,100 (a)        33,962
                                           Avnet............................................            500            24,250
                                           Bay Networks.....................................          1,000            27,250
                                           Cadence Design System............................            800 (a)        28,600
                                           Case.............................................            550            26,813
                                           Caterpillar......................................            800            60,300
                                           Ceridian.........................................            650 (a)        32,500
                                           cisco Systems....................................          1,900 (a)       117,918
                                           Compaq Computer..................................          1,100 (a)        70,538
                                           Computer Associates International................          1,200            71,700
                                           Cooper Industries................................          1,200            51,900
                                           Emerson Electric.................................            750            67,594
                                           Gateway 2000.....................................            400 (a)        19,150
                                           General Electric.................................          3,850           350,350
                                           General Motors, Cl. H............................            800            46,200
                                           Harnischfeger Industries.........................          1,300            49,075
                                           Illinois Tool Works..............................            800            57,700
                                           Intel............................................          2,600           248,138
                                           International Business Machines..................          1,200           149,400
                                           Lockheed Martin..................................            750            67,594
                                           Manpower.........................................            700            23,275
                                           McDonnell Douglas................................          1,150            60,375
                                           Microsoft........................................          1,400 (a)       184,625
                                           Olsten...........................................            450            11,193
                                           Omnicom Group....................................            700            32,725
                                           Oracle...........................................          2,800 (a)       119,175
                                           Pitney Bowes.....................................            700            36,838
                                           Rockwell International...........................          1,200            67,650
                                           Sun Microsystems.................................            750 (a)        46,594
                                           3COM.............................................          1,100 (a)        66,069
                                           Textron..........................................            550            46,750
                                           Thermo Electron..................................            850            34,425
                                           U.S. Robotics....................................            350            22,618
                                           United Technologies..............................            650            78,081
                                           Xerox............................................            500            26,812
                                                                                                                     --------
                                                                                                                    2,583,988
                                                                                                                     --------

               Consumer Cyclical- 11.4%    Albertson's......................................          1,200            50,550
                                           Belo (A.H.), Cl. A...............................            500            17,250
                                           Borg-Warner Automotive...........................            200             7,100
                                           Chrysler.........................................          2,700            77,288
                                           Dayton Hudson....................................          1,350            44,550
                                           Disney (Walt)....................................          1,500            95,063
                                           Eckerd...........................................          1,300 (a)        36,400
                                           Federated Department Stores......................          1,800 (a)        60,300
                                           Gap..............................................          2,500            72,188
                                           General Motors...................................          1,800            86,400
                                           Goodyear Tire & Rubber...........................          1,400            64,575
                                           Infinity Broadcasting, Cl. A.....................          1,400 (a)        44,100
                                           King World Productions...........................            300 (a)        11,062
                                           Lear.............................................            600 (a)        19,800
                                           Liz Claiborne....................................            800            29,800
                                           Marriott International...........................          1,100            60,638
                                           NIKE, Cl. B......................................            300            36,450
                                           New York Times, Cl. A............................          1,400            47,250
                                           NewsCorp., A.D.S.................................          2,900            60,538
                                           Outback Steakhouse...............................            950 (a)        22,918
                                           Reynolds & Reynolds, Cl. A.......................          1,500            39,187
                                           Safeway..........................................          1,350 (a)        57,543
                                           Sears, Roebuck...................................          2,300           102,925
                                           TJX Cos..........................................          1,500            53,812
                                           Wal-Mart Stores..................................          5,600           147,700
                                                                                                                     --------
                                                                                                                    1,345,387
                                                                                                                     --------

                Consumer Staples- 14.1%    Avon Products....................................          1,200            59,550
                                           Boston Chicken...................................          1,200 (a)        42,300
                                           Campbell Soup....................................            700            54,600
                                           Coca-Cola........................................          5,800           295,075
                                           Coca-Cola Enterprises............................            700            31,675
                                           Colgate-Palmolive................................            600            52,125
                                           ConAgra..........................................          1,500            73,875
                                           Dole Food........................................          1,100            46,200
                                           Eastman Kodak....................................          1,100            86,350
                                           First Brands.....................................          1,100            28,738
                                           Gillette.........................................          1,500           108,187
                                           Hershey Foods....................................          1,100            55,275
                                           Johnson & Johnson................................          3,900           199,875
                                           Philip Morris Cos................................          1,900           170,525
                                           Procter & Gamble.................................            950            92,625
                                           Ralston-Purina Group.............................            700            47,950
                                           Sara Lee.........................................          2,000            71,500
                                           Seagram..........................................          1,350            50,456
                                           Unilever N.V.....................................            600            94,575
                                                                                                                     --------
                                                                                                                    1,661,456
                                                                                                                     --------

                          Energy-  9.3%    Amoco............................................          1,400            98,700
                                           British Petroleum, A.D.S.........................          1,300           162,500
                                           Coastal..........................................          1,100            45,375
                                           Columbia Gas System..............................            600            33,600
                                           Consolidated Natlural Gas........................            950            50,944
                                           Exxon............................................          2,750           228,938
                                           Halliburton......................................            500            25,813
                                           Kerr-McGee.......................................            600            36,525
                                           Mobil............................................            500            57,875
                                           Noble Drilling...................................          2,400 (a)        36,300
                                           Royal Dutch Petroleum............................          1,650           257,606
                                           Sonat............................................            950            42,037
                                           Tosco............................................            400            21,950
                                                                                                                     --------
                                                                                                                    1,098,163
                                                                                                                     --------

                       Financial- 14.0%    ACE..............................................            650            34,369
                                           AMBAC............................................            500            27,875
                                           Allstate.........................................          1,850            91,112
                                           BankAmerica......................................          2,200           180,675
                                           Bank of Boston...................................          2,040           118,065
                                           Barnett Banks....................................          2,000            67,500
                                           Bear Stearns Cos.................................          2,460            57,195
                                           CIGNA............................................            800            95,900
                                           Chase Manhattan..................................          1,950           156,244
                                           Citicorp.........................................            800            72,500
                                           Federal National Mortgage Association............          1,600            55,800
                                           First Chicago NBD................................          2,900           131,225
                                           General Re.......................................            200            28,350
                                           ITT Hartford Group...............................          1,150            67,850
                                           Merrill Lynch....................................          1,200            78,750
                                           NationsBank......................................            700            60,813
                                           Old Republic International.......................          1,100            27,225
                                           PNC Bank.........................................          2,300            76,762
                                           Providian........................................            800            34,400
                                           Salomon..........................................          1,200            54,750
                                           Standard Federal Bancorporation..................            400            18,300
                                           Travelers Group..................................          2,200           108,075
                                                                                                                     --------
                                                                                                                    1,643,735
                                                                                                                     --------

                     Health Care-  8.8%    Amgen............................................          1,100 (a)        69,438
                                           Becton, Dickinson................................          1,100            48,675
                                           Columbia/HCA Healthcare..........................          1,000            56,875
                                           Guidant..........................................            600            33,150
                                           Lilly (Eli)......................................          2,000           129,000
                                           Medtronic........................................          1,200            76,950
                                           Merck & Co.......................................          3,000           211,125
                                           OrNda Healthcorp.................................            550 (a)        15,056
                                           Oxford Health Plans..............................            700 (a)        34,825
                                           Pfizer...........................................          1,800           142,425
                                           Pharmacia & Upjohn...............................          1,850            76,312
                                           Schering-Plough..................................          1,300            79,950
                                           Smithkline Beecham, A.D.S........................            500            30,438
                                           United Healthcare................................            850            35,381
                                                                                                                     --------
                                                                                                                    1,039,600
                                                                                                                     --------

               Mining And Metals-  1.7%    Aluminum Co. of America..........................          1,050            61,950
                                           Barrick Gold.....................................          2,100            52,763
                                           Potash Corp. Saskatchewan........................            750            54,843
                                           Reynolds Metals..................................            600            30,675
                                                                                                                     --------
                                                                                                                      200,231
                                                                                                                     --------

                  Transportation-  1.6%    CSX..............................................          1,300            65,650
                                           Conrail..........................................          1,100            79,613
                                           Continental Airlines, Cl. B.......................           800 (a)        17,900
                                           Delta Air Lines..................................            350            25,200
                                                                                                                     --------
                                                                                                                      188,363
                                                                                                                     --------

                       Utilities-  9.5%    AT&T.............................................          1,600            83,600
                                           Allegheny Power System...........................          1,000            29,000
                                           Ameritech........................................          2,500           131,563
                                           BellSouth........................................          4,100           151,700
                                           CMS Energy.......................................            400            12,050
                                           Entergy..........................................          3,300            89,100
                                           GPU..............................................          1,300            39,975
                                           GTE..............................................          3,750           144,375
                                           Illinova.........................................            900            23,850
                                           MCI Communications...............................          4,800           123,000
                                           SBC Communications...............................          3,100           149,187
                                           Southern.........................................          1,500            33,937
                                           Texas Utilities..................................          2,700           106,987
                                                                                                                     --------
                                                                                                                    1,118,324
                                                                                                                     --------

                                           TOTAL COMMON STOCKS
                                             (cost $10,848,249).............................                   $   11,531,791
                                                                                                                     ========
                                                                                                  Principal
Short-Term Investments-6.3%                                                                        Amount
                                                                                                   -------

                    U.S. Treasury Bills:   4.86%, 11/7/96...................................   $    383,000    $      381,062
                                           4.95%, 11/14/96..................................         17,000            16,898
                                           5.14%, 11/21/96..................................        121,000           120,158
                                           4.95%, 11/29/96..................................         45,000            44,636




                                           4.95%, 12/5/96...................................         31,000            30,722
                                           4.93%, 12/12/96..................................        147,000           145,542
                                                                                                                     --------
                                           TOTAL SHORT-TERM INVESTMENTS
                                              (cost $738,885)...............................                   $      739,018
                                                                                                               ===============
                                                                                                      104.1%   $   12,270,809
TOTAL INVESTMENTS (cost $11,587,134)........................................................    ============   ===============
                                                                                                       (4.1%)  $     (480,433)
LIABILITIES, LESS CASH AND RECEIVABLES......................................................    ============   ===============

NET ASSETS..................................................................................          100.0%   $   11,790,376
                                                                                                ============   ===============

Note to Statement of Investments;
---------------------
(a) Non-income producing.



                          See notes to financial statements.




DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                           SEPTEMBER 30, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
    (cost $11,587,134)-see statement........................................                                    $12,270,809
    Cash....................................................................                                         75,284
    Receivable for investment securities sold...............................                                         71,091
    Dividends receivable....................................................                                         23,298
    Prepaid expenses........................................................                                            496
                                                                                                                   --------
                                                                                                                 12,440,978
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                      $  13,745
    Payable for investment securities purchased.............................                        625,282
    Accrued expenses........................................................                         11,575         650,602
                                                                                                   --------        --------
NET ASSETS..................................................................                                    $11,790,376
                                                                                                                   ========
REPRESENTED BY:
    Paid-in capital.........................................................                                    $11,108,072
    Accumulated undistributed investment income-net.........................                                         48,630
    Accumulated net realized (loss) on investments..........................                                        (50,001)
    Accumulated net unrealized appreciation on investments-Note 5...........                                        683,675
                                                                                                                   --------
NET ASSETS at value applicable to 871,703 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial Interest authorized)                              $11,790,376
                                                                                                                  =========
NET ASSET VALUE, offering and redemption price per share
    ($11,790,376 / 871,703 shares)..........................................                                         $13.53
                                                                                                                       ====










See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
STATEMENT OF OPERATIONS
FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $1,248 foreign taxes withheld at source).......                      $  75,283
      Interest..............................................................                         16,070
                                                                                                   --------
            TOTAL INCOME....................................................                                        $  91,353
    EXPENSES:
      Investment advisory fee-Note 4(a).....................................                         27,107
      Custodian fees-Note 4(a)..............................................                         10,508
      Auditing fees.........................................................                          5,000
      Registration fees.....................................................                          3,830
      Prospectus and shareholders' reports..................................                          2,026
      Legal fees............................................................                            166
      Shareholder servicing costs...........................................                            157
      Trustees' fees and expenses-Note 4(b).................................                            129
      Miscellaneous.........................................................                            664
                                                                                                   --------
            TOTAL EXPENSES..................................................                         49,587
      Less-reduction in investment advisory fee due to undertaking-Note 4(a)                         6,864
                                                                                                   --------
            NET EXPENSES....................................................                                           42,723
                                                                                                                     --------
            INVESTMENT INCOME-NET...........................................                                           48,630
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 5:
    Net realized (loss) on investments......................................                      $ (50,001)
    Net unrealized appreciation on investments..............................                        683,675
                                                                                                   --------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                          633,674
                                                                                                                     --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $682,304
                                                                                                                     ========











See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996 (UNAUDI
TED)
OPERATIONS:
    Investment income-net.....................................................................                 $       48,630
    Net realized (loss) on investments........................................................                        (50,001)
    Net unrealized appreciation on investments for the period.................................                        683,675
                                                                                                                     --------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................                        682,304
                                                                                                                     --------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold.............................................................                     11,420,732
    Cost of shares redeemed...................................................................                       (312,660)
                                                                                                                     --------
    Increase In Net Assets From Beneficial Interest Transactions..............................                     11,108,072
                                                                                                                     --------
      TOTAL INCREASE IN NET ASSETS............................................................                     11,790,376
NET ASSETS:
    Beginning of period.......................................................................                             --
                                                                                                                     --------
    End of period (including undistributed investment income-net;
    $48,630 on September 30, 1996)............................................................                    $11,790,376
                                                                                                                     ========
                                                                                                                      SHARES
                                                                                                                     --------
CAPITAL SHARE TRANSACTIONS:
      Shares sold.............................................................................                        895,803
      Shares redeemed.........................................................................                        (24,100)
                                                                                                                     --------
          NET INCREASE IN SHARES OUTSTANDING..................................................                       871,703
                                                                                                                     ========









See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
FINANCIAL HIGHLIGHTS (UNAUDITED)

Reference is made to page __ of the Fund's Prospectus dated November 1, 1996.




See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eleven series, including the Disciplined Stock Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Effective May 24, 1996, Laurel Capital Advisors, an affiliate of Mellon, no longer serves as the Series' sub-investment adviser. Premier Mutual Fund Services, Inc. acts as the distributor of the Series' shares, which are sold without a sales charge.
    As of September 30, 1996, Allomon Corporation, an indirect subsidiary of Mellon Bank Corporation, held 400,000 shares of the Series.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (D) FEDERAL INCOME TAXES: It is the policy of the Series to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 3-BANK LINE OF CREDIT:
    The Series participates with other Dreyfus-managed Funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Series at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ending September 30, 1996, the Series did not borrow under the line of credit.
NOTE 4-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law.
    However, Dreyfus has undertaken, from April 30, 1996 through December 31, 1996, to reduce the management fee paid by or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25% of the value of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $6,864 during the period from April 30, 1996 through September 30, 1996.
    The undertaking may be extended, modified or terminated by Dreyfus, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    The Series compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
    The Series compensates Mellon under a custody agreement for providing custodial services for the Series. During the period ended September 30, 1996, $10,508 was paid to Mellon pursuant to the custody agreement.
    (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (C) BROKERAGE COMMISSIONS: During the period ended September 30, 1996, the Series incurred total brokerage commissions of $13,736 of which $3,759 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank Corporation.

DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1996, amounted to $12,621,166 and $1,722,987, respectively.
    At September 30, 1996, accumulated net unrealized appreciation on investments was $683,675, consisting of $860,220 gross unrealized appreciation and $176,545 gross unrealized depreciation.
    At September 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

    Dreyfus Variable Investment Fund, International Value Portfolio
    Statement of Investments                   September 30, 1996 (Unaudited)
                                                                                                     Shares          Value
    Common Stocks_90.0%                                                                             __________     _________
                                 Argentina_1.0%    YPF Sociedad Anonima, A.D.R...................       3,000    $    68,625
                                                                                                                 ___________
                                 Australia_3.0%    Amcor.........................................       6,000         36,164
                                                    Boral.........................................     18,000         46,274
                                                    Commonwealth Bank of Australia, A.D.R.........      1,000 (a)     17,500
                                                    Commonwealth Instalment.......................      5,500         32,454
                                                    Goodman Fielder ..............................     21,000         21,428
                                                    Southcorp Holdings............................     18,000         51,115
                                                                                                                 ___________
                                                                                                                     204,935
                                                                                                                 ___________
                                    Austria_.4%    Creditanstalt-Bankverein......................         200         24,436
                                                                                                                 ___________
                                   Denmark_1.0%    Tele Danmark, A.D.R...........................       3,000         70,875
                                                                                                                 ___________
                                     France 8.1%    Alcatel Alsthom, A.D.R........................      3,650         61,594
                                                    C.S.F. (Thompson).............................      2,324         68,909
                                                    Credit Local De France........................        400         34,108
                                                    Danone........................................        600         87,674
                                                    Elf Aquitaine, A.D.R..........................      2,500         98,439
                                                    Guyenne & Gascogne............................        125         43,241
                                                    Rhone-Poulenc, A.D.R..........................      2,430         68,040
                                                    Societe Generale..............................        800         88,527
                                                                                                                 ___________
                                                                                                                     550,532
                                                                                                                 ___________
                                   Germany_6.3%    Bayer.........................................      2,000         73,466
                                                    Bayerische Motoren Werke......................        110         63,027
                                                    Deutsche Bank.................................      1,800         84,893
                                                    Henkel KGaA...................................        125          5,395
                                                    Siemens.......................................      1,300         68,611
                                                    Tarkett.......................................      3,000         60,905
                                                    VEBA..........................................      1,400         73,374
                                                                                                                 ___________
                                                                                                                     429,671
                                                                                                                 ___________
                                 Hong Kong_3.4%    Cheung Kong...................................      9,000         69,249
                                                    HSBC..........................................      3,600         66,804
                                                    Hong Kong Electric............................     21,000         67,891
                                                    Yue Yuen Industrial...........................    100,000         27,156
                                                                                                                 ___________
                                                                                                                     231,100
                                                                                                                 ___________
                                     Italy_2.9%    Fiat Spa......................................      10,000         28,157
                                                    Istituto Mobiliare Italiano, A.D.R............      3,000         76,500
                                                    Stet, Di Risp.................................     35,000         94,552
                                                                                                                 ___________
                                                                                                                     199,209
                                                                                                                 ___________
                                    Japan_28.9%    Canon.........................................      5,000         98,383
                                                    Chudenko......................................      1,000         33,243
                                                    Credit Saison.................................      5,000        119,947
                                                    Dai-Tokyo Fire & Marine Insurance.............     18,000        124,368
                                                    Hitachi.......................................     10,000         97,035
                                                    Hitachi Koki..................................      9,000         80,863
                                                    Honda Motor...................................      3,000         75,472
                                                    Ito-Yokado....................................      2,000        113,747
                                                    Kao...........................................      8,000         99,910
                                                    Mabuchi Motor.................................      1,000         55,705
                                                    Mikuni Coca Cola..............................      4,000         54,627
                                                    Mitsubishi Heavy Industries...................     13,000        105,939
                                                    Murata Manufacturing..........................      3,000        107,278
                                                    Nichiei.......................................      1,200         79,137
                                                    Nishimatsu Construction.......................      5,000         48,518
                                                    Ono Pharmaceutical............................      2,000         65,229
                                                    Sankyo........................................      2,500         92,093
                                                    Sekisui House.................................      8,000         87,691
                                                    Sony..........................................      1,000         63,163
                                                    Toshiba.......................................     15,000        103,908
                                                    Toyota Motor..................................      4,000        102,426
                                                    Yamanouchi Pharmaceutical.....................      3,000         63,612
                                                    Yamato Transport..............................      8,000         86,972
                                                                                                                 ___________
                                                                                                                   1,959,266
                                                                                                                 ___________
                                  Malaysia_1.7%    Affin Holdings................................      15,000         34,717
                                                    IOI Properties................................     10,000         31,723
                                                    Malaysia International Shipping...............     15,000         46,090
                                                                                                                 ___________
                                                                                                                     112,530
                                                                                                                 ___________
                                     Mexico_.6%    Telefonos de Mexico, Series L, A.D.R..........       1,300         41,763
                                                                                                                 ___________
                               Netherlands_7.5%    ABN-Amro Holdings.............................       1,218         67,596
                                                    Akzo Nobel NV, A.D.R..........................        500         30,250
                                                    Hollandsche Beton Groep.......................        300         54,385
                                                    Hunter Douglas................................        816         57,025
                                                    ING Groep.....................................        781         24,389
                                                    Koninklinke KNP...............................      2,000         47,017
                                                    Philips Electronics NV, A.D.R.................      1,200         43,050
                                                    Royal PTT Nederland, A.D.R....................      1,500         51,750
                                                    Stad Rotterdam CVA............................      1,516         55,853
                                                    Unilever NV, A.D.R............................        500         78,813
                                                                                                                 ___________
                                                                                                                     510,128
                                                                                                                 ___________
                               New Zealand_1.2%    Air New Zealand...............................       7,000         19,558
                                                    Fletcher Challenge Energy.....................     25,000         59,722
                                                                                                                 ___________
                                                                                                                      79,280
                                                                                                                 ___________
                                    Norway_1.0%    Christiania Bank..............................      10,000         25,706
                                                    Orkla AS......................................        800         40,022
                                                                                                                 ___________
                                                                                                                      65,728
                                                                                                                 ___________
                                   Portugal_.4%    Portugal Telecom, A.D.R.......................       1,000         25,750
                                                                                                                 ___________
                                 Singapore_1.2%    Development Bank of Singapore.................       4,000         49,165
                                                    Far East Levingston Shipbuilding..............      6,000         28,348
                                                                                                                 ___________
                                                                                                                      77,513
                                                                                                                 ___________
                                     Spain_3.8%    Corporacion Bancaria de Espana, A.D.R.........       3,700         77,238
                                                    Gas Y Electridad..............................      1,200         64,884
                                                    Iberdrola.....................................      3,000         29,100
                                                    Repsol, A.D.R.................................      2,700         89,438
                                                                                                                 ___________
                                                                                                                     260,660
                                                                                                                 ___________
                                    Sweden_1.6%    Marieberg Tidnings............................       2,000         51,321
                                                    Scania AB `A', A.D.R..........................      1,000         27,000
                                                    Volvo AB `B', A.D.R...........................      1,300         28,275
                                                                                                                 ___________
                                                                                                                     106,596
                                                                                                                 ___________
                               Switzerland_4.4%    Magazine Zum Globus...........................         100         50,666
                                                    Nestle........................................         70         78,082
                                                    Schweizerischer Banksverein...................        550        104,993
                                                    Zurich Versicherungs..........................        225         62,295
                                                                                                                 ___________
                                                                                                                     296,036
                                                                                                                 ___________
                           United Kingdom_11.6%    Abbey National................................      10,000         92,912
                                                    BTR...........................................     24,000        101,632
                                                    Bunzl.........................................     20,000         74,205
                                                    Devro.........................................     10,100         38,738
                                                    Hanson, A.D.R.................................      2,500         30,938
                                                    Laird Group...................................      8,000         57,485
                                                    National Westminster Bank.....................     10,118        107,552
                                                    Powergen......................................     12,298         93,375
                                                    RTZ...........................................      7,000        107,229
                                                    Scapa Group...................................     10,000         42,347
                                                    Smith (David S.) Holdings.....................      8,134         41,388
                                                                                                                 ___________
                                                                                                                     787,801
                                                                                                                 ___________
                                                    TOTAL COMMON STOCKS
                                                       (cost $6,147,178)..........................               $ 6,102,434
                                                                                                                 ============
    Convertible Preferred Stocks_1.0%
                                        Germany;    Henkel KGaA-Vorzug
                                                      (cost $69,000)..............................        125    $    70,777
                                                                                                                ============
    Preferred Stocks_1.4%
                                        Germany;    RWE AG (non-voting)
                                                      (cost $87,889)..............................      3,000    $    91,801
                                                                                                                ============

                                                                                                  Principal
    Short-Term Investments_4.7%                                                                     Amount
                                                                                                   _________
                            U.S. Treasury Bills:    5.10%, 11/29/96............................... $   92,000    $    91,257
                                                    5.10%, 12/5/96................................    142,000        140,725
                                                    5.06%,12/12/96................................     89,000         88,117
                                                                                                                 ___________
                                                        TOTAL SHORT-TERM INVESTMENTS
                                                          (cost $320,046).........................               $   320,099
                                                                                                                 ============
    TOTAL INVESTMENTS (cost $6,624,113)...........................................................      97.1%    $ 6,585,111
                                                                                                       ======    ============
    CASH AND RECEIVABLES (NET)............................................................ .......       2.9%    $   198,209
                                                                                                       ======    ============
    NET ASSETS....................................................................................     100.0%    $ 6,783,320
                                                                                                       ======    ============


    Note to Statement of Investments;
    __________________________-
    (a) Security exempt from registration under Rule 144A of the Securities
Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30,
1996, this security amounted to $17,500 or .26% of net assets.






                                   See notes to financial statements.







Dreyfus Variable Investment Fund, International Value Portfolio
Statement of Assets and Liabilities                 September 30, 1996 (Unaudited)

ASSETS:
   Investments in securities, at value
       (cost $6,624,113)_see statement.....................................................                6,585,111
   Cash ...................................................................................                  197,407
   Dividends receivable....................................................................                   24,963
   Prepaid expenses........................................................................                       49
                                                                                                          ___________
                                                                          ................                 6,807,530
LIABILITIES:
   Due to The Dreyfus Corporation and affiliates                                      $5,399
   Payable for investment securities purchased                                         3,261
   Accrued expenses ..........................     ....                               15,550                  24,210
                                                                                   __________           _____________
NET ASSETS.............................................................................                 $  6,783,320
                                                                                                       ==============
REPRESENTED BY:
   Paid-in capital........................................................................                $6,786,776
   Accumulated undistributed investment income-net........................................                    55,601
   Accumulated net realized (loss) on investments.........................................                   (18,680)
   Accumulated net unrealized (depreciation) on investments and foreign
        currency transactions.............................................................                   (40,377)
                                                                                                          ___________
NET ASSETS at value applicable to 545,420 shares outstanding
   (unlimited number of $.001 par value shares of Beneficial Interest authorized).........                 6,783,320
                                                                                                         ============
NET ASSET VALUE, offering and redemption price per share
   ($6,783,320 /545,420 shares)...........................................................                    $12.44
                                                                                                             ========


                          See notes to financial statements.

Dreyfus Variable Investment Fund, International Value Portfolio
Statement of Operations
from April 30, 1996 (commencement of operations) to September 30, 1996 (Unaudited)


INVESTMENT INCOME:
    Income:
        Cash dividends (net of $11,501 foreign taxes withheld at source)             $76,154
        Interest............................................                          16,401
                                                                                  ___________
                     Total Income...............................................                             $92,555
    Expenses:
        Investment advisory fee_Note 3(a)..................                           24,636
        Custodian fees......................................                           9,357
        Auditing fees.......................................                           6,250
        Registration fees...................................                           2,057
        Prospectus and shareholders' reports................                             375
        Legal fees..........................................                             104
        Shareholder servicing costs.........................                             101
        Trustees' fees and expenses_Note 3(b)..............                               97
        Miscellaneous.......................................                             542
                                                                                  ___________
                     Total Expenses.........................                          43,519
        Less_reduction in investment advisory fee due to undertaking--Note 3(a)        6,565
                                                                                  ___________
                     Net Expenses...............................................                              36,954
                                                                                                          ___________
                     INVESTMENT INCOME_NET.....................................                               55,601
                                                                                                          ___________
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized (loss) on investments and foreign currency transactions--Note 4(a)   ($9,616)
    Net realized (loss) on forward currency exchange contracts                         (9,064)
          Net Realized (Loss)..................................................   ___________                (18,680)
    Net unrealized (depreciation) on investments and foreign currency
         transactions...........................................................                             (40,377)
                                                                                                          ___________
                     NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.........                              (59,057)
                                                                                                          ___________
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................                               ($3,456)
                                                                                                          ===========
                          See notes to financial statements.

Dreyfus Variable Investment Fund, International Value Portfolio
Statement of Changes in Net Assets
from April 30, 1996 (commencement of operations) to September 30, 1996 (Unaudited)

OPERATIONS:
     Investment income_net..........                                                 ...  $55,601
     Net realized (loss) on investments.                                                   (18,680)
     Net unrealized (depreciation) on investments for the period                           (40,377)
                                                                                        ___________
           Net (Decrease) In Net Assets Resulting From Operations                           (3,456)
                                                                                        ___________
BENEFICIAL INTEREST TRANSACTIONS:
     Net proceeds from shares sold....                                                .. 6,935,914
     Cost of shares redeemed............                                                  (149,138)
                                                                                        ___________
            Increase In Net Assets From Beneficial Interest Transactions                 6,786,776
                                                                                        ___________
              Total Increase In Net Assets                                               6,783,320
NET ASSETS:
     Beginning of period................                                                        _
     End of period (including undistributed investment income-net;
           $55,601 on September 30, 1996)                                                $6,783,320
                                                                                       ============

                                                                                             Shares
                                                                                          ___________
CAPITAL SHARE TRANSACTIONS:
     Shares sold........................                                                    557,490
     Shares redeemed....................                                                   (12,070)
                                                                                        ___________
           Net Increase In Shares Outstanding                                               545,420
                                                                                       ============

            See notes to financial statements.

Dreyfus Variable Investment Fund, International Value Portfolio
Financial Highlights (Unaudited)

Reference is made to page __ of the Fund's Prospectus dated November 1, 1996.


                    See notes to financial statements.

Dreyfus Variable Investment Fund, International Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)
NOTE 1_General:
   Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eleven series, including the International Value Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Effective May 24, 1996, TBC Asset Management, an affiliate of Mellon, no longer serves as the Series' sub-investment adviser. Premier Mutual Fund Services, Inc. acts as the distributor of the Series' shares, which are sold without a sales charge.
    As of September 30, 1996, Allomon Corporation, an indirect subsidiary of Mellon Bank Corporation, held 400,000 shares of the Series.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2_Significant Accounting Policies:
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
   (b) Foreign currency transactions: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Series to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 3_Investment Advisory Fee and Other Transactions With Affiliates:
     (a) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the Series' average daily net assets and is payable monthly.
The Agreement provides that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law.
    However, Dreyfus has undertaken, from April 30, 1996 through December 31, 1996, to reduce the management fee paid by or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.50% of the value of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $6,565 during the period from April 30, 1996 through September 30, 1996.
    The undertaking may be extended, modified or terminated by Dreyfus, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
     (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_Securities Transactions:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period from April 30, 1996 through September 30, 1996 amounted to $6,666,056 and $388,787, respectively.
    The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities. At September 30, 1996, there were no open forward currency exchange contracts.
    (b) At September 30, 1996, accumulated net unrealized depreciation on investments was $39,002, consisting of $187,797 gross unrealized appreciation and $226,799 gross unrealized depreciation.
    At September 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS VARIABLE INVESTMENT FUND,
INTERNATIONAL VALUE PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                            152SA969
[Dreyfus logo]
Variable
Investment Fund,
INTERNATIONAL VALUE
PORTFOLIO
Semi-Annual Report
September 30, 1996


Dreyfus Variable Investment Fund, Small Company Stock Portfolio                                 September 30, 1996 (Unaudited)
Statement of Investments
Common Stocks--92.7%

                                                                                                   Shares             Value
                                                                                                ____________    ______________
                  Basic Industries--6.2%   ACX Technologies.................................          1,950 (a)     $  33,881
                                           American Buildings...............................            700 (a)        18,550
                                           AptarGroup.......................................            800            25,700
                                           Arcadian.........................................          2,200            54,725
                                           Cabot............................................          2,100            58,538
                                           Caraustar Industries.............................          1,150            34,141
                                           Cytec Industries.................................          2,850 (a)       110,794
                                           IMCO Recycling...................................            800            13,000
                                           Jacobs Engineering Group.........................            900 (a)        20,250
                                           Medusa...........................................          1,050            32,288
                                           Sealed Air.......................................            700 (a)        26,075
                                           Triangle Pacific.................................          1,050 (a)        20,738
                                                                                                                ______________
                                                                                                                      448,680
                                                                                                                ______________

                 Business Services--8.5%   Analysts International...........................            700            32,200
                                           Flightsafety International.......................            700            31,237
                                           Heritage Media, Cl. A............................          2,100 (a)        39,637
                                           Hummingbird Communications.......................          1,050 (a)        30,188
                                           Mutual Risk Management...........................          2,233            64,757
                                           NetManage........................................          1,850 (a)        16,245
                                           PHH..............................................          1,600            47,600
                                           Philip Environmental.............................          5,800 (a)        55,100
                                           Pittston Brinks Group............................          2,450            76,869
                                           Regis............................................          1,475            38,350
                                           Sotheby's Holdings, Cl. A........................          2,400            39,300
                                           Sterling Software................................          1,050 (a)        80,194
                                           SunGuard Data Systems............................          1,500 (a)        67,500
                                                                                                                ______________
                                                                                                                      619,177
                                                                                                                ______________

                    Capital Goods--16.5%   ADVANTA, Cl. B...................................            700            29,925
                                           AGCO.............................................          2,300            58,650
                                           AMETEK...........................................          1,500            28,313
                                           Adaptec..........................................          1,300 (a)        78,000
                                           Altron...........................................          1,750 (a)        23,625
                                           Amphenol, Cl. A..................................          1,650 (a)        37,744
                                           Atmel............................................          1,900 (a)        58,663
                                           CIDCO............................................          1,300 (a)        26,975
                                           Cognex...........................................          1,150 (a)        18,688
                                           Colonial Data Technologies.......................          2,900 (a)        32,988
                                           Dallas Semiconductor.............................          1,250            22,813
                                           Danka Business Systems, A.D.R....................            700            27,825
                                           ECI Telecom......................................          1,500            31,500
                                           Electroglas......................................          1,150 (a)        15,813
                                           Electronics For Imaging..........................          1,350 (a)        96,863
                                           Elsag Bailey Process Automation, N.V.............          1,950 (a)        41,681
                                           Hadco............................................          1,150 (a)        36,800
                                           Kennametal.......................................          1,150            39,531
                                           Plantronics......................................            700 (a)        26,338
                                           Quanex...........................................          1,500            40,313
                                           Rohr.............................................          1,400 (a)        27,475
                                           Shiva............................................            800 (a)        45,900
                                           Silicon Valley Group.............................          2,800 (a)        49,700
                                           Sirrom Capital...................................            400            12,100
                                           Tech Data........................................          1,850 (a)        51,569
                                           Tellabs..........................................          1,150 (a)        81,219
                                           Thermedics.......................................          1,750 (a)        46,156
                                           Thiokol..........................................            600            28,125
                                           Wyle Electronics.................................          1,250            40,156
                                           Zebra Technologies, Cl. A........................          1,600 (a)        41,000
                                                                                                                ______________
                                                                                                                    1,196,448
                                                                                                                ______________

                Consumer Cyclical--16.9%   Apple South......................................          1,300            17,388
                                           Borg-Warner Automotive...........................          1,050            37,275
                                           Breed Technologies...............................          1,900            52,962
                                           Clear Channel Communications.....................            700 (a)        61,950
                                           CompUSA..........................................          1,650 (a)        89,100
                                           Devon Group......................................          1,050 (a)        24,675
                                           Eckerd...........................................          3,050 (a)        85,400
                                           Fila Holdings ADS................................            700            67,288
                                           Fingerhut........................................          2,200            29,150
                                           General Nutrition................................          3,300 (a)        57,956
                                           Harman International.............................            800            39,000
                                           Infinity Broadcasting, Cl. A.....................          2,000 (a)        63,000
                                           Interface, Cl. A.................................          1,850            31,912
                                           Interstate Hotels................................            600 (a)        16,575
                                           Luby's Cafeterias................................          1,050            25,200
                                           Regal Cinemas....................................          2,175 (a)        54,375
                                           Reynolds & Reynolds, Cl. A.......................          1,800            47,025
                                           Richfood Holdings................................            850            31,662
                                           Ryan's Family Steak House........................          3,150 (a)        24,019
                                           Sports Authority.................................          1,800 (a)        47,925
                                           Sturm Ruger......................................          1,100            21,587
                                           Tommy Hilfiger...................................            950 (a)        56,287
                                           Toro.............................................            700            23,275
                                           U.S. Office Products.............................            900 (a)        32,287
                                           Waban............................................          1,500 (a)        34,313
                                           Wallace Computer Services........................          1,600            45,200
                                           Warnaco Group, Cl. A.............................          2,000            47,500
                                           Winnebago Industries.............................          2,400            19,200
                                           Zale.............................................          1,850 (a)        40,469
                                                                                                                ______________
                                                                                                                    1,223,955
                                                                                                                ______________

                  Consumer Staples--2.5%   IBP..............................................          1,250            29,062
                                           Ionics...........................................            500 (a)        23,562
                                           Morningstar Group................................          3,150 (a)        36,225
                                           Paragon Trade Brands.............................          1,050 (a)        24,544
                                           Robert Mondavi, Cl. A............................          1,300 (a)        42,575
                                           Ultratech Stepper................................          1,300 (a)        24,538
                                                                                                                ______________
                                                                                                                      180,506
                                                                                                                ______________

                            Energy--6.9%   Benton Oil & Gas.................................          2,450 (a)        53,287
                                           Cairn Energy USA.................................          2,200 (a)        21,725
                                           Holly............................................            850            23,375
                                           KN Energy........................................            850            29,963
                                           Nabors Industries................................          3,350 (a)        45,644
                                           Noble Drilling...................................          4,200 (a)        63,525
                                           Pacific Enterprises..............................          2,450            74,112
                                           Reading & Bates..................................          2,300 (a)        62,388
                                           Smith International..............................          1,650 (a)        57,956
                                           Valero Energy....................................          1,300            28,437
                                           WICOR............................................          1,050            38,194
                                                                                                                ______________
                                                                                                                      498,606
                                                                                                                ______________

                       Health Care--9.9%   AmeriSource Health, Cl. A........................          1,700 (a)        75,650
                                           Lincare Holdings.................................          1,800 (a)        72,000
                                           Living Centers of America........................          1,150 (a)        28,750
                                           Mariner Health Group.............................          2,100 (a)        32,287
                                           NABI.............................................          2,000 (a)        23,750
                                           OrNda Healthcorp.................................          3,900 (a)       106,763
                                           Rotech Medical...................................          1,900 (a)        31,350
                                           Teva Pharmaceutical Industries, A.D.R............          1,950            90,431
                                           Universal Health Services, Cl. B.................          2,200 (a)        59,950
                                           Vencor...........................................          2,000 (a)        64,500
                                           Vital Signs......................................          1,100            22,550
                                           Vivra............................................          1,500 (a)        48,937
                                           Watson Pharmaceuticals...........................          1,600 (a)        60,000
                                                                                                                ______________
                                                                                                                      716,918
                                                                                                                ______________

               Interest Sensitive--16.3%   AMBAC............................................            700            39,025
                                           AMRESCO..........................................          1,850 (a)        42,319
                                           Bancorp Hawaii...................................          1,500            58,500
                                           Bank United, Cl. A...............................            600 (a)        14,925
                                           CMAC Investment..................................          1,400            88,900
                                           City National....................................          2,300            41,687
                                           Clayton Homes....................................          3,150            69,300
                                           Conseco..........................................          1,050            51,712
                                           Crestar Financial................................          1,150            67,850
                                           Cullen Frost Bankers.............................          1,600            48,200
                                           Edwards (A.G.)...................................          1,250            36,406
                                           First Tennessee National.........................          1,400            46,462
                                           Franchise Finance Corp. of America...............          1,400            32,900
                                           Health Care Property Investors...................          1,250            40,782
                                           Kimco Realty.....................................          1,150            34,212
                                           Mid Ocean........................................          1,050            44,756
                                           Money Store......................................          1,850            49,025
                                           ONBANCorp........................................          1,150            39,818
                                           Old Kent Financial...............................          1,092            46,273
                                           Old Republic International.......................          2,300            56,925
                                           People's Bank....................................          2,200            54,450
                                           RCSB Financial...................................            700            18,725
                                           Reliance Group Holdings..........................          3,800            29,450
                                           Standard Federal Bancorporation..................          1,150            52,612
                                           USLIFE...........................................          1,300            39,000
                                           United Companies Financial.......................          1,250            41,406
                                                                                                                ______________
                                                                                                                    1,185,620
                                                                                                                ______________

                 Mining and Metals--2.2%   Brush Wellman....................................          1,300            25,025
                                           Cable Design Technologies........................          1,050 (a)        42,000
                                           Pittston Minerals Group..........................          1,400            19,775
                                           Potash...........................................          1,000            73,125
                                                                                                                ______________
                                                                                                                      159,925
                                                                                                                ______________

                    Transportation--1.5%   Air Express International........................            700            19,775
                                           America West Airlines, Cl. B.....................          2,550 (a)        29,962
                                           Illinois Central.................................          1,300            41,113
                                           Pittston Burlington Group........................          1,150            20,844
                                                                                                                ______________
                                                                                                                      111,694
                                                                                                                ______________

                         Utilities--5.3%   CalEnergy........................................          2,200 (a)        70,125
                                           DQE..............................................          1,750            48,781
                                           Frontier.........................................          1,600            42,600
                                           Illinova.........................................          1,500            39,750
                                           LCI International................................          1,650 (a)        51,975
                                           MidAmerican Energy...............................          2,650            42,069
                                           Pinnacle West Capital............................          1,850            54,806
                                           Vanguard Cellular Systems........................          1,950 (a)        37,781
                                                                                                                ______________
                                                                                                                      387,887
                                                                                                                ______________

                                           TOTAL COMMON STOCKS
                                             (cost $6,555,931)..............................                   $    6,729,416
                                                                                                                ==============

                                                                                                 Principal
                                                                                                   Amount
Short-Term Investments--6.6%                                                                    ------------

                    U.S. Treasury Bills:   5.11%, 10/10/96..................................   $     41,000    $       40,951
                                           5.14%, 11/21/96..................................        114,000           113,207
                                           4.95%, 11/29/96..................................        172,000           170,610
                                           4.93%, 12/12/96..................................        152,000           150,492
                                                                                                               ---------------
                                           TOTAL SHORT-TERM INVESTMENTS
                                             (cost $475,163)................................                   $      475,260
                                                                                                               ===============
                                                                                                 99.3%         $    7,204,676
TOTAL INVESTMENTS (cost $7,031,094).........................................................    ============   ===============
                                                                                                   .7%         $       53,419
CASH AND RECEIVABLES (NET)..................................................................    ============   ===============
                                                                                                100.0%         $    7,258,095
NET ASSETS..................................................................................    ============   ===============








Note to Statement of Investments;

(a) Non-income producing.

                                   See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                         SEPTEMBER 30, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $7,031,094)-see statement.......................................                                     $7,204,676
    Cash....................................................................                                         70,134
    Receivable for investment securities sold...............................                                          9,902
    Dividends receivable....................................................                                          2,067
    Prepaid expenses........................................................                                             65
                                                                                                                      -----
                                                                                                                  7,286,844
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                      $  7,748
    Payable for investment securities purchased.............................                        11,021
    Accrued expenses........................................................                         9,980           28,749
                                                                                                      ----            -----
NET ASSETS..................................................................                                     $7,258,095
                                                                                                                      =====
REPRESENTED BY:
    Paid-in capital.........................................................                                     $7,052,389
    Accumulated undistributed investment income-net.........................                                         21,575
    Accumulated undistributed net realized gain on investments..............                                         10,549
    Accumulated net unrealized appreciation on investments-Note 5...........                                        173,582
                                                                                                                      -----
NET ASSETS at value applicable to 562,272 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial
    Interest authorized)....................................................                                     $7,258,095
                                                                                                                      =====
NET ASSET VALUE, offering and redemption price per share
    ($7,258,095 / 562,272 shares)...........................................                                         $12.91
                                                                                                                      =====









See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF OPERATIONS
FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $178 foreign taxes withheld at source).........                   $  28,043
      Interest..............................................................                      24,975
                                                                                                    ----
            TOTAL INCOME....................................................                                      $  53,018
    EXPENSES:
      Investment advisory fee-Note 4(a).....................................                      22,106
      Auditing fees.........................................................                       6,000
      Custodian fees-Note 4(a)..............................................                       5,015
      Registration fees.....................................................                       2,432
      Prospectus and shareholders' reports..................................                         751
      Shareholder servicing costs...........................................                         144
      Legal fees............................................................                         116
      Trustees' fees and expenses-Note 4(b).................................                          92
      Miscellaneous.........................................................                         491
                                                                                                    ----
            TOTAL EXPENSES..................................................                      37,147
      Less-reduction in investment advisory fee
          due to undertaking-Note 4(a)......................................                       5,704
            NET EXPENSES....................................................                                         31,443
                                                                                                                       ----
            INVESTMENT INCOME-NET...........................................                                         21,575
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 5:
    Net realized gain on investments........................................                   $  10,549
    Net unrealized appreciation on investments..............................                     173,582
                                                                                                    ----
    NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.........................                                        184,131
                                                                                                                       ----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $205,706
                                                                                                                       ====







See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996 (UNAUDI
TED)
OPERATIONS:
    Investment income-net.......................................................................              $      21,575
    Net realized gain on investments............................................................                     10,549
    Net unrealized appreciation on investments for the period...................................                    173,582
                                                                                                                     ------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................                    205,706
                                                                                                                     ------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...............................................................                 11,001,647
    Cost of shares redeemed.....................................................................                 (3,949,258)
                                                                                                                     ------
      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS..............................                  7,052,389
                                                                                                                     ------
          TOTAL INCREASE IN NET ASSETS..........................................................                  7,258,095
NET ASSETS:
    Beginning of period.........................................................................                         --
                                                                                                                     ------
    End of period (including undistributed investment income-net;
    $21,575 on September 30, 1996)..............................................................                $ 7,258,095
                                                                                                                     ======

                                                                                                                    SHARES
                                                                                                                     ------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.................................................................................                    881,581
    Shares redeemed.............................................................................                   (319,309)
                                                                                                                     ------
      NET INCREASE IN SHARES OUTSTANDING........................................................                    562,272
                                                                                                                     ======









See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
FINANCIAL HIGHLIGHTS (UNAUDITED)

Reference is made to page __ of the Fund's Prospectus dated November 1, 1996.




See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-GENERAL:
    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eleven series, including the Small Company Stock Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500 Index. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Effective May 24, 1996, Laurel Capital Advisors, an affiliate of Mellon, no longer serves as the Series' sub-investment adviser. Premier Mutual Fund Services, Inc. acts as the distributor of the Series' shares, which are sold without a sales charge.
    As of September 30, 1996, Allomon Corporation, an indirect subsidiary of Mellon Bank Corporation, held 157,145 shares of the Series.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    (D) FEDERAL INCOME TAXES: It is the policy of the Series to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 3-BANK LINE OF CREDIT:
    The Series participates with other Dreyfus-managed Funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Series at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended September 30, 1996, the Series did not borrow under the line of credit.
NOTE 4-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law.
    However, Dreyfus has undertaken, from April 30, 1996 through December 31, 1996, to reduce the management fee paid by or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25% of the value of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $5,704 during the period from April 30, 1996 through September 30, 1996.
    The undertaking may be extended, modified or terminated by Dreyfus, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
    The Series compensates Mellon under a custody agreement for providing custodial services for the Series. During the period ended September 30, 1996, $5,015 was paid to Mellon pursuant to the custody agreement.
    (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 5-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1996, amounted to $7,936,105 and $1,391,076, respectively.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    At September 30, 1996, accumulated net unrealized appreciation on investments was $173,582, consisting of $537,298 gross unrealized appreciation and $363,716 gross unrealized depreciation.
    At September 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



Dreyfus Variable Investment Fund, Small Company Stock Portfolio



                      DREYFUS VARIABLE INVESTMENT FUND

                          PART C. OTHER INFORMATION
                           _________________________


Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)   Financial Statements:

                Included in Part A of the Registration Statement


                Condensed Financial Information for the period from April 30, 1996 (commencement of operations) to September 30, 1996 (Unaudited). Disciplined Stock, Small Company Stock and International Value Portfolios.


                Condensed Financial Information for the period from April 5, 1993 (commencement of operations) to December 31, 1993, and for each of the two years in the period ended December 31, 1995; and for the six-month period ended June 30, 1996 (Unaudited). Capital Appreciation Portfolio.


                Condensed Financial Information for the period from May 2, 1994 (commencement of operations) to December 31, 1994, and for the year ended December 31, 1995; and for the six-month period ended June 30, 1996 (Unaudited). Growth and Income and International Equity Portfolios.


                Condensed Financial Information for the period from August 31, 1990 (commencement of operations) to December 31, 1990, and for each of the five years in the period ended December 31, 1995; and for the six-month period ended June 30, 1996 (Unaudited). All Series except Capital Appreciation, Growth and Income, Disciplined Stock, Small Company Stock, International Equity and International Value Portfolios.



                Included in Part B of the Registration Statement:


                     Statement of Investments--September 30, 1996
                     (Unaudited). Disciplined Stock, Small Company Stock and International Value Portfolios.


                     Statement of Investments--December 31, 1995; and June 30, 1996 (Unaudited). All Series except Disciplined Stock, Small Company Stock and International Value Portfolios.


                     Statement of Financial Futures--December 31, 1995; and June 30, 1996 (Unaudited). Managed Assets Portfolio.


                     Statement of Assets and Liabilities--September 30, 1996 (Unaudited). Disciplined Stock, Small Company Stock and International Value Portfolios.



Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


                     Statement of Assets and Liabilities--December 31, 1995, and June 30, 1996 (Unaudited). All Series except Disciplined Stock, Small Company Stock and
                     International Value Portfolios.


                     Statement of Operations--September 30, 1996
                     (Unaudited). Disciplined Stock, Small Company Stock and International Value Portfolios.


                     Statement of Operations--December 31, 1995; and June 30, 1996 (Unaudited). All Series except Disciplined Stock, Small Company Stock and International Value Portfolios.


                     Statement of Changes in Net Assets--for the period April 30, 1996 (commencement of operations) to September 30, 1996 (Unaudited). Disciplined Stock, Small Company Stock and International Value Portfolios.


                     Statement of Changes in Net Assets--for the period May 2, 1994 (commencement of operations) to December 31, 1994, and for the year ended December 31, 1995; and for the six-month period ended June 30, 1996 (Unaudited). Growth and Income and International Equity Portfolios.



                     Statement of Changes in Net Assets--for each of the two years ended December 31, 1995; and for the six-month period ended June 30, 1996 (Unaudited). All Series except Growth and Income, Disciplined Stock, Small Company Stock, International Equity and International Value Portfolios.


                     Notes to Financial Statements--for the period April 30, 1996 (commencement of operations) to September 30, 1996 (Unaudited). Disciplined Stock, Small Company Stock and International Value Portfolios.


                     Notes to Financial Statements--December 31, 1995; and June 30, 1996 (Unaudited). All Series except Disciplined Stock, Small Company Stock and
                     International Value Portfolios.


                     Schedule III - Investment in Affiliates--December 31, 1995 Small Cap Portfolio.



                     Report of Ernst & Young LLP, Independent Auditors, dated February 9, 1996.


All other Schedules and financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.




Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


  (b)      Exhibits:

  (1) Registrant's Agreement and Declaration of Trust and Articles of Amendment thereto are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 19, 1995.

  (2) Registrant's By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 19, 1995.

  (5)(a)   Investment Advisory Agreement, as Amended.

  (5)(b) Sub-Investment Advisory Agreement between the Registrant and Comstock Partners, Inc. is incorporated by reference to Exhibit
           (5)(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 19, 1995.

  (5)(c) Sub-Investment Advisory Agreement between the Registrant and Fayez Sarofim and Co. is incorporated by reference to Exhibit
           (5)(c) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 19, 1995.

  (6)      Distribution Agreement is incorporated by reference to Exhibit
           (6) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on April 16, 1996.

  (8)(a) Custody Agreement between the Fund and The Bank of New York is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 19, 1995.

  (8)(b)   Custody Agreement between the Fund and Mellon Bank, N.A.

  (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 19, 1995.

  (11)     Consent of Independent Auditors.

  (12)     Financial Data Schedule.

  (16) Schedules of Computation of Performance Data are incorporated by reference to the Exhibit (16) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on April 28, 1994.





           Other Exhibits
           ______________


                (a) Powers of Attorney. Other Powers of Attorney are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment Nos. 12 and 15 to the Registration Statement on Form N-1A, filed on September 16, 1994 and April 16, 1996, respectively.



                (b) Certificate of Secretary. Other Certificates of Secretary are incorporated by reference to Other Exhibits (b) of Pre-Effective Amendment No. 7 and of Post-Effective Amendment No. 15, to the Registration Statement on Form N-1A, filed on July 10, 1990 and April 16, 1996, respectively.

Item 25.   Persons Controlled by or under Common Control with Registrant.
_______    ______________________________________________________________

           Not Applicable

Item 26.   Number of Holders of Securities.
_______    ________________________________


             (1)
         Title of Class
         ______________

         Shares of Beneficial Interest
         (Par value $.001)                             (2)
                                             Number of Record Holders
                                             as of October 1, 1996
                                             ________________________

          Money Market Portfolio. . . . . . . . . . . . . . . . . . . . .3

          Managed Assets Portfolio. . . . . . . . . . . . . . . . . . . .4

          Zero Coupon 2000 Portfolio. . . . . . . . . . . . . . . . . . .9

          Quality Bond Portfolio. . . . . . . . . . . . . . . . . . . . .5

          Small Cap Portfolio . . . . . . . . . . . . . . . . . . . . . .7

          Capital Appreciation Portfolio. . . . . . . . . . . . . . . . .3

          Growth and Income Portfolio . . . . . . . . . . . . . . . . . .7

          International Equity Portfolio. . . . . . . . . . . . . . . . .2

          Disciplined Stock Portfolio . . . . . . . . . . . . . . . . . .3

          Small Company Stock Portfolio . . . . . . . . . . . . . . . . .3

          International Value Portfolio . . . . . . . . . . . . . . . . .3



Item 27.  Indemnification
_______   _______________

         The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 27 of Part II of Pre-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on July 10, 1990.


         Reference is also made to the Distribution Agreement previously filed as Exhibit (6).



Item 28.  Business and Other Connections of Investment Adviser.
_______   ____________________________________________________

          The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

0Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                                   Skillman Foundation;
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                              Director and Member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            None
Director

JULIAN M. SMERLING            None
Director


W. KEITH SMITH                Chairman and Chief Executive Officer:
Chairman of the Board              The Boston Company*****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****;
Executive Officer,                 The Boston Company*****;
Chief Operating               Deputy Director:
Officer and a                      Mellon Trust****;
Director                      Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****;
                              President:
                                   Boston Safe Deposit and Trust Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   Dreyfus America Fund
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****;
                                   Laurel Capital Advisors****;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.****;
                                   Boston Safe Deposit and Trust
                                   Company*****;

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus America Fund
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                      The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications

MARY BETH LEIBIG              None
Vice President-
Human Resources


JEFFREY N. NACHMAN            President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                                   Providence, Rhode Island 02903

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+





______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



Item 28(b).    Business and Other Connections of Sub-Investment Advisers
               _________________________________________________________

        (i) Registrant is fulfilling the requirement of this Item 28(b) to provide a list of the officers and directors of Comstock Partners, Inc. ("Comstock"), the sub-investment adviser to Registrant's Managed Assets Portfolio, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Comstock or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Comstock (SEC File No. 801-28570).

        (ii) Registrant is fulfilling the requirement of this Item 28(b) to provide a list of the officers and directors of Fayez Sarofim & Co. ("Sarofim"), the sub-investment adviser to Registrant's Capital Appreciation Portfolio, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Sarofim or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Sarofim (SEC File No. 801-
1725).


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Funds, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  Dreyfus Florida Intermediate Municipal Bond Fund
          18)  Dreyfus Florida Municipal Money Market Fund
          19)  The Dreyfus Fund Incorporated
          20)  Dreyfus Global Bond Fund, Inc.
          21)  Dreyfus Global Growth Fund
          22)  Dreyfus GNMA Fund, Inc.
          23)  Dreyfus Government Cash Management
          24)  Dreyfus Growth and Income Fund, Inc.
          25)  Dreyfus Growth and Value Funds, Inc.
          26)  Dreyfus Growth Opportunity Fund, Inc.
          27)  Dreyfus Income Funds
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Funds, Inc.
          33)  The Dreyfus/Laurel Funds, Inc.
          34)  The Dreyfus/Laurel Funds Trust
          35)  The Dreyfus/Laurel Tax-Free Municipal Funds
          36)  Dreyfus Stock Index Fund, Inc.
          37)  Dreyfus LifeTime Portfolios, Inc.
          38)  Dreyfus Liquid Assets, Inc.
          39)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          40)  Dreyfus Massachusetts Municipal Money Market Fund
          41)  Dreyfus Massachusetts Tax Exempt Bond Fund
          42)  Dreyfus MidCap Index Fund
          43)  Dreyfus Money Market Instruments, Inc.
          44)  Dreyfus Municipal Bond Fund, Inc.
          45)  Dreyfus Municipal Cash Management Plus
          46)  Dreyfus Municipal Money Market Fund, Inc.
          47)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          48)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          49)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          50)  Dreyfus New Leaders Fund, Inc.
          51)  Dreyfus New York Insured Tax Exempt Bond Fund
          52)  Dreyfus New York Municipal Cash Management
          53)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          54)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          55)  Dreyfus New York Tax Exempt Money Market Fund
          56)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          57)  Dreyfus 100% U.S. Treasury Long Term Fund
          58)  Dreyfus 100% U.S. Treasury Money Market Fund
          59)  Dreyfus 100% U.S. Treasury Short Term Fund
          60)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          61)  Dreyfus Pennsylvania Municipal Money Market Fund
          62)  Dreyfus S&P 500 Index Fund
          63)  Dreyfus Short-Intermediate Government Fund
          64)  Dreyfus Short-Intermediate Municipal Bond Fund
          65)  Dreyfus Investment Grade Bond Funds, Inc.
          66)  The Dreyfus Socially Responsible Growth Fund, Inc.
          67)  Dreyfus Tax Exempt Cash Management
          68)  The Dreyfus Third Century Fund, Inc.
          69)  Dreyfus Treasury Cash Management
          70)  Dreyfus Treasury Prime Cash Management
          71)  Dreyfus Variable Investment Fund
          72)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          73)  General California Municipal Bond Fund, Inc.
          74)  General California Municipal Money Market Fund
          75)  General Government Securities Money Market Fund, Inc.
          76)  General Money Market Fund, Inc.
          77)  General Municipal Bond Fund, Inc.
          78)  General Municipal Money Market Fund, Inc.
          79)  General New York Municipal Bond Fund, Inc.
          80)  General New York Municipal Money Market Fund
          81)  Premier Insured Municipal Bond Fund
          82)  Premier California Municipal Bond Fund
          83)  Premier Equity Funds, Inc.
          84)  Premier Global Investing, Inc.
          85)  Premier GNMA Fund
          86)  Premier Growth Fund, Inc.
          87)  Premier Municipal Bond Fund
          88)  Premier New York Municipal Bond Fund
          89)  Premier State Municipal Bond Fund
          90)  Premier Strategic Growth Fund
          91)  Premier Value Fund

(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Vice President
                          and Chief Financial Officer        and Assistant
                                                             Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+             First Vice President               None

Dale F. Lampe+            Vice President                     None

Mary A. Nelson+           Vice President                     Vice President
                                                             and Assistant
                                                             Treasurer

Paul Prescott+            Vice President                     None

Elizabeth A. Bachman++    Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.



Item 30.    Location of Accounts and Records
            ________________________________

            1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            2.  The Bank of New York
                90 Washington Street
                New York, New York 10286

            3.  Dreyfus Transfer, Inc.
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            4.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

            5.  Mellon Bank, N.A.
                One Mellon Bank Center
                Pittsburgh, Pennsylvania 15258

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.

                                 SIGNATURES
                                ---------------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 23rd day of October, 1996.

               DREYFUS VARIABLE INVESTMENT FUND

          BY:  /s/Marie E. Connolly*
               ____________________________
               MARIE E. CONNOLLY, PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         Signatures                        Title                      Date


___________________________     ___________________________   ___________


/s/Marie E. Connolly*          President and Treasurer (Principal  10/25/96
______________________________ Executive and Financial Officer)
Marie E. Connolly

/s/Joseph F. Tower*            Assistant Treasurer (Principal      10/25/96
______________________________ Accounting Officer)
Joseph F. Tower

/s/Joseph S. DiMartino*        Trustee                             10/25/96
______________________________
Joseph S. DiMartino

/s/David P. Feldman*           Trustee                             10/25/96
______________________________
David P. Feldman

/s/John M. Fraser, Jr.*        Trustee                             10/25/96
______________________________
John M. Fraser, Jr.

/s/Robert R. Glauber*          Trustee                             10/25/96
______________________________
Robert R. Glauber

/s/James F. Henry*             Trustee                             10/25/96
______________________________
James F. Henry


/s/Rosalind Gersten Jacobs*    Trustee                             10/25/96
______________________________
Rosalind Gersten Jacobs

/s/Irving Kristol*             Trustee                             10/25/96
______________________________
Irving Kristol

/s/Dr. Paul A. Marks*          Trustee                             10/25/96
______________________________
Dr. Paul A. Marks

/s/Dr. Martin Peretz*          Trustee                             10/25/96
______________________________
Dr. Martin Peretz

/s/Bert W. Wasserman*          Trustee                             10/25/96
______________________________
Bert W. Wasserman


*BY: /s/Elizabeth A. Bachman
     __________________________
     Elizabeth A. Bachman,
     Attorney-in-Fact





                                            INDEX OF EXHIBITS



(5)(a)         Investment Advisory Agreement

(8)(b)         Custody Agreement between the Fund and Mellon Bank, N.A.

(11)           Consent of Independent Auditors

(12)           Financial Data Schedule


Other Exhibits:

(a)            Power of Attorney

(b)            Certificate of Secretary